MASTER CREDIT FACILITY AGREEMENT

                               by and among

                    HOME PROPERTIES OF NEW YORK, INC.,

                     HOME PROPERTIES OF NEW YORK, L.P.

                        HOME PROPERTIES WMF I, LLC

                                    and

  HOME PROPERTIES OF NEW YORK, L.P. AND P-K PARTNERSHIP DOING BUSINESS AS
                      PATRICIA COURT AND KAREN COURT,

                    collectively, as Borrower Parties,


                                    and


                      WMF WASHINGTON MORTGAGE CORP.,

                                 as Lender



                                Dated as of
                              August 28, 1998

                         TABLE OF CONTENTS
                                                             Page

ARTICLE I   DEFINITIONS                                         2

ARTICLE II  THE CREDIT FACILITY                                 23
     SECTION 2.01.   The Credit Facility                        23
     SECTION 2.02.   Limitations on Commitment to Make Advances 23
     SECTION 2.03.   Determination and Confirmation of Interest
                     Rate and Other Terms of Each Advance       24

ARTICLE III  INITIAL ADVANCE                                    26
     SECTION 3.01.   Request                                    26
     SECTION 3.02.   Conditions Precedent to Initial Advance.   26

ARTICLE IV  FUTURE ADVANCES                                     27

ARTICLE V  ADDITION OF REVOLVING CREDIT FACILITY                27

ARTICLE VI  ADDITIONS OF COLLATERAL                             27
     SECTION 6.01.   Right to Add Collateral                    27
     SECTION 6.02.   Procedure for Adding Collateral            27
     SECTION 6.03. Conditions Precedent to Addition of an Additional Mortgaged Property to the
                     Collateral Pool                            29

ARTICLE VII RELEASES OF COLLATERAL                              30
     SECTION 7.01.   Right to Obtain Releases of Collateral     30
     SECTION 7.02.   Procedure for Obtaining Releases of
                     Collateral                                 30
     SECTION 7.03.   Conditions Precedent to Release of
                     Collateral Release Property from the
                     Collateral Pool                            33
     SECTION 7.04.   Substitutions                              35

ARTICLE VIII    EXPANSION OF CREDIT FACILITY                    35
     SECTION 8.01.   Right to Increase Base Facility Credit
                     Commitment                                 35
     SECTION 8.02.   Procedure for Obtaining Increases in
                     Base Facility Credit Commitment            36
     SECTION 8.03.   Limitations on Right to Increase Base
                     Facility Credit Commitment                 36
     SECTION 8.04.   Conditions Precedent to Increase in Base
                     Facility Credit Commitment                 36
     SECTION 8.05.   Interest Rate of Advances After Increase
                     in Base Facility Credit Commitment         38

ARTICLE IX  DEFEASANCE AND SUPPLEMENTAL PROVISIONS;
            TERMINATION OF CREDIT FACILITY                      38
     SECTION 9.01.    Defeasance and Supplemental Provisions;
                      Termination of Credit Facility            38

ARTICLE X  GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS         38

ARTICLE XI  REPRESENTATIONS, WARRANTIES AND COVENANTS OF LENDER 41
     SECTION 11.01 Representations and Warranties of the Lender 41
     SECTION 11.02. Covenants of the Lender                     41

ARTICLE XII REPRESENTATIONS AND WARRANTIES OF THE BORROWER
            PARTIES                                             42
     SECTION 12.01.   Representations and Warranties of the
                      Borrower Parties                          42
     SECTION 12.02.   Representations and Warranties of the
                      Owners                                    48

ARTICLE XIII  COVENANTS OF THE BORROWER PARTIES                 51
     SECTION 13.01.  Affirmative Covenants of the Borrower
                     Parties                                    51
     SECTION 13.02   Negative Covenants of the Borrower Parties 66
     SECTION 13.03.  Financial Covenants                        68

ARTICLE XIV FEES                                                71
     SECTION 14.01.   Origination Fees.                         71
     SECTION 14.02.   Due Diligence Fees                        72
     SECTION 14.03.   Legal Fees and Expenses                   72
     SECTION 14.04.   MBS-Related Costs                         73
     SECTION 14.05.   Other Fees                                73

ARTICLE XV  CASH MANAGEMENT                                     73

ARTICLE XVI  EVENTS OF DEFAULT                                  74
     SECTION 16.01.   Events of Default                         74

ARTICLE XVII REMEDIES                                           77
     SECTION 17.01.   Remedies; Waivers                         77
     SECTION 17.02.   No Remedy Exclusive                       78
     SECTION 17.03.   No Waiver                                 78
     SECTION 17.04.   No Notice                                 78
     SECTION 17.05.   Application of Payments                   78

ARTICLE XVIII RIGHTS OF FANNIE MAE                              78
     SECTION 18.01.   Special Pool Purchase Contract            78
     SECTION 18.02.   Assignment of Rights                      79
     SECTION 18.03.   Release of Collateral                     79
     SECTION 18.04.   Replacement of Lender                     79
     SECTION 18.05.   Fannie Mae and Lender Fees and Expenses   79
     SECTION 18.06.   Third-Party Beneficiary                   79

ARTICLE XIX INSURANCE, TAXES AND REPLACEMENT RESERVES           80
     SECTION 19.01.  Insurance and Taxes                        80
     SECTION 19.02.  Replacement Reserves                       84

ARTICLE XX  LIMITS ON PERSONAL LIABILITY                        84
     SECTION 20.01    Limits on Personal Liability              84

ARTICLE XXI MISCELLANEOUS PROVISIONS                            86
     SECTION 21.01.   Counterparts                              86
     SECTION 21.02.   Amendments, Changes and Modifications     86
     SECTION 21.03.   Payment of Costs, Fees and Expenses       86
     SECTION 21.04.   Payment Procedure                         87
     SECTION 21.05.   Payments on Business Days                 87
     SECTION 21.06.   Choice of Law; Consent to Jurisdiction;
                      Waiver of Jury Trial                      87
     SECTION 21.07.   Severability                              88
     SECTION 21.08.   Notices                                   88
     SECTION 21.09.   Further Assurances and Corrective
                      Instruments                               89
     SECTION 21.10.   Term of this Agreement                    90
     SECTION 21.11.   Assignments; Third-Party Rights           90
     SECTION 21.12.   Headings                                  90
     SECTION 21.13.   General Interpretive Principles           90
     SECTION 21.14.   Interpretation                            90
     SECTION 21.15.   Standards for Decisions, Etc.             91
     SECTION 21.16.   Decisions in Writing                      91
     SECTION 21.17    Joint and Several Liability.              91

                             EXHIBITS

EXHIBIT A -    Schedule of Owners
EXHIBIT B -    Base Facility Note
EXHIBIT C -    Cash Management Agreement
EXHIBIT D -    Compliance Certificate
EXHIBIT E -    Sample Facility Debt Service Calculation
EXHIBIT F -    Operating Partnership's Guaranty
EXHIBIT G -    Organizational Certificate
EXHIBIT H -    Replacement Reserve Agreement
EXHIBIT I -    Security Instrument for Operating Partnership or Subsidiary
               Owner
EXHIBIT J -    Security Instrument for Borrower
EXHIBIT K -    Subsidiary Owner Guaranty
EXHIBIT L -    Tie-In Endorsement
EXHIBIT M -    Rate Setting Form
EXHIBIT N -    Rate Confirmation Form
EXHIBIT O -    Revolving Facility Request
EXHIBIT P -    Collateral Addition Request
EXHIBIT Q -    Collateral Addition Description Package
EXHIBIT R -    Collateral Addition Supporting Documents
EXHIBIT S -    Collateral Release Request
EXHIBIT T -    Confirmation of Obligations
EXHIBIT U -    Credit Facility Expansion Request
EXHIBIT V -    Credit Facility Termination Request
EXHIBIT W -    Schedule of Approved Property Management Agreements
EXHIBIT X -    Independent Unit Encumbrances
EXHIBIT Y -    Repairs Plan
EXHIBIT Z -    Defeasance and Supplemental Provisions

                 MASTER CREDIT FACILITY AGREEMENT


     THIS MASTER CREDIT FACILITY AGREEMENT is made as of the 28th day of August, 1998, by and among (i) (a) HOME PROPERTIES OF NEW YORK, INC., a Maryland corporation (the "REIT"), (b) HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership (the "OPERATING PARTNERSHIP"), (c) HOME PROPERTIES WMF I, LLC a New York limited liability company (the "BORROWER") and (d) HOME PROPERTIES OF NEW YORK, L.P. AND P-K PARTNERSHIP DOING BUSINESS AS PATRICIA COURT AND KAREN COURT, a Pennsylvania general partnership (the "SUBSIDIARY OWNER") (the Operating Partnership, the Borrower and the Subsidiary Owner being collectively referred to as the "OWNERS", and the REIT, the Operating Partnership, the Borrower and the Subsidiary Owner being collectively referred to as the "BORROWER PARTIES") and (ii) WMF WASHINGTON MORTGAGE CORP., a Delaware corporation, formerly known as Washington Mortgage Financial Group, Ltd. (the "LENDER").

                             RECITALS

     A.   The  REIT  is  the  sole  general  partner   of   the   Operating
Partnership.

     B.   The Operating Partnership is the sole member of the Borrower.

     C. The Operating Partnership, the Borrower and the Subsidiary Owner own one or more Multifamily Residential Properties (capitalized terms used but not defined shall have the meanings ascribed to such terms in Article I of this Agreement) as more particularly described in EXHIBIT A to this Agreement opposite the name of the Operating Partnership, the Borrower and the Subsidiary Owner.

     D.   The   Borrower   has  requested  that  the  Lender  establish   a
$100,000,000 Credit Facility in favor of the Borrower.

     E. To secure the obligations of the Borrower Parties under this Agreement and the other Loan Documents issued in connection with the Credit Facility, the Borrower Parties shall create a Collateral Pool in favor of the Lender. The Collateral Pool shall initially be comprised of (i) Security Instruments on all of the Multifamily Residential Properties owned by the Borrower or the Subsidiary Owner, (ii) Security Instruments on the Multifamily Residential Properties owned by the Operating Partnership which are set forth on EXHIBIT A to this Agreement and (iii) any other Security Documents executed by any other Borrower Party pursuant to this Agreement or any other Loan Documents.

     F. Each of the Security Documents shall be cross-defaulted (i.e., a default under any Security Document, or under this Agreement, shall constitute a default under each Security Document, and this Agreement) and cross-collateralized (i.e., each Security Document shall secure some or all of the Borrower Parties' obligations under this Agreement and the other Loan Documents issued in connection with the Credit Facility).

     G. Subject to the terms, conditions and limitations of this Agreement, the Lender has agreed to establish the Credit Facility.

     NOW, THEREFORE, the Borrower Parties and the Lender, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree as follows:


                             ARTICLE I

                            DEFINITIONS

For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

          "ADDITIONAL MORTGAGED PROPERTY" means each Multifamily Residential Property owned by an Owner (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the Initial Closing Date pursuant to Article VI.

          "ADVANCE" means a loan made by the Lender to the Borrower under the Credit Facility pursuant to this Agreement.

          "AFFILIATE" or "AFFILIATED" means, when used with reference to a specified Person, (i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Person or of which the specified Person is, directly or indirectly, the owner of 10% or more of any class of equity securities or in which the specified Person has a substantial beneficial interest, and (iv) any Family Member of the specified Person.

          "AGGREGATE DEBT SERVICE COVERAGE RATIO FOR THE TRAILING 12 MONTH PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--

     (a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for the Mortgaged Properties

                                TO

     (b)  the Facility Debt Service on the specified date.

          "AGGREGATE DEBT SERVICE COVERAGE RATIO FOR THE TRAILING THREE MONTH PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--

          (a)  the product obtained by multiplying--

               (i)  the  aggregate  of  the  Net Operating Income  for  the
                    Trailing   Three  Month  Period   for   the   Mortgaged
                    Properties, by

               (ii) four

                                TO

          (b)  the Facility Debt Service on the specified date.

          "AGGREGATE DEBT SERVICE COVERAGE RATIOS" means, as of any specified date, the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period as of the specified date and the Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period as of the specified date. "AGGREGATE DEBT SERVICE COVERAGE RATIO" means, as of any specified date, either the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period as of the specified date or the Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period as of the specified date.

          "AGGREGATE LOAN TO VALUE RATIO FOR THE TRAILING 12 MONTH PERIOD" means, for any specified date, the ratio (expressed as a percentage) of--

          (a)  the Advances Outstanding on the specified date,

                                 TO

          (b) the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.

          "AGREEMENT" means this Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to this Agreement, each of which is hereby incorporated into this Agreement by this reference.

          "ALTERATION"  shall  have  the  meaning  set   forth  in  Section
     13.01(o).

          "APPLICABLE  LAW"  means  (a)  all applicable provisions  of  all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws, (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by this Agreement or any of the other Loan Documents.

          "APPRAISAL" means an appraisal of a Multifamily Residential Property or Multifamily Residential Properties conforming to the requirements of Chapter 5 of Part III of the DUS Guide, and accepted by the Lender.

          "APPRAISED VALUE" means the value set forth in an Appraisal.

          "BASE FACILITY" means the agreement of the Lender to make Advances to the Borrower pursuant to Section 2.01(b)(2).

          "BASE FACILITY ADVANCE" shall  have  the  meaning  set  forth  in
     Section 2.01(b)(2).

          "BASE FACILITY AVAILABILITY PERIOD" means the period beginning on the Initial Closing Date and ending on the last day of the tenth Loan Year.

          "BASE FACILITY CREDIT COMMITMENT" means an amount equal to $100,000,000, or such greater amount, not to exceed the $200,000,000, as the Borrower may elect in accordance with, and subject to, the provisions of Article VIII.

          "BASE FACILITY FEE" means, with respect to a Base Facility Advance, the number of basis points for a Base Facility Advance determined under Sections 2.03(d)(1)(ii) or (d)(2)(ii).

          "BASE FACILITY NOTE" means a promissory note, in the form attached as EXHIBIT B to this Agreement, which will be issued by the Borrower to the Lender, concurrently with the funding of each Base Facility Advance, to evidence the Borrower's obligation to repay the Base Facility Advance. On the Closing Date, two Base Facility Notes shall be issued, an Amended and Restated Base Facility Note in the amount of $12,515,000 and a Base Facility Note in the amount of $87,485,000.

          "BASE FACILITY TERMINATION DATE" means the last day of the fifteenth Loan Year (or any date on which this Agreement is sooner terminated in accordance with its terms).

          "BLENDED RATE" means, as of a specified date, a blended interest rate reflecting the weighted average, based on the respective actual Advances Outstanding on the specified date, of the different interest rates per annum of each actual Advance Outstanding on the specified date.

          "BORROWER" means Home Properties WMF I, LLC, a New York limited liability company.

          "BORROWER PARTIES" means the REIT, the Operating Partnership, the Borrower and the Subsidiary Owner.

          "BUSINESS DAY" means a day on which Fannie Mae is open for business.

          "CAP RATE" means, for each Mortgaged Property, a capitalization rate selected by the Lender in accordance with Section 11.02 for use in determining the Valuations.

          "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central lender or other Governmental Authority having jurisdiction over (or any other law, rule or regulation, whether or not having the force of law, regarding capital adequacy of) any lender (including the Lender) or Fannie Mae.

          "CASH MANAGEMENT AGREEMENT" means each Cash Management Security, Pledge and Assignment Agreement between an Owner and the Lender in the form attached as EXHIBIT C to this Agreement.

          "CLOSING DATE" means the Initial Closing Date and each date after the Initial Closing Date on which the funding or other transaction requested in a Request is required to take place.

          "COLLATERAL" means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing any of the Borrower Parties' obligations under the Loan Documents.

          "COLLATERAL ADDITION FEE" means, with respect to a Multifamily Residential Property added to the Collateral Pool in accordance with
     Article VI, the product obtained by multiplying--

               (i) 25 basis points, by

               (ii) 56.5% of the Initial Valuation of the Multifamily Residential Property, as determined by the Lender.

          "COLLATERAL ADDITION LOAN DOCUMENTS" means the Security Instrument covering an Additional Mortgaged Property and any other documents, instruments or certificates required by the Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article VI.

          "COLLATERAL ADDITION REQUEST" shall have the meaning set forth in
     Section 6.02(a).

          "COLLATERAL POOL" means the aggregate total of the Collateral.

          "COLLATERAL RELEASE  REQUEST" shall have the meaning set forth in
     Section 7.02(a).

          "COLLATERAL RELEASE PROPERTY" shall have the meaning set forth in
     Section 7.02(a).

          "COMPLETION/REPAIR  AGREEMENT"   means  a  Completion/Repair  and
     Security Agreement,  on the standard form required by the DUS Guide.

          "COMPLIANCE CERTIFICATE" means a certificate of the Borrower Parties in the form attached as EXHIBIT D to this Agreement.

          "CONTINGENT   OBLIGATION"  means,   as   to   any   Person   (the
     "GUARANTEEING PERSON"),  any obligation of (a) the guaranteeing person or (b) another Person (including  any bank under any letter of credit)
     to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (the "PRIMARY OBLIGATIONS") of any third person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any
     property   constituting   direct   or   indirect   security  therefor,
     (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net
     worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability  of  the  primary obligor to make payment of such primary obligation or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation; provided, however, that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (a) an amount equal to the stated or determinable amount of  the  primary  obligation  in  respect  of  which  such  Contingent
     Obligation   is  made  or  (b)  the  maximum  amount  for  which  such
     guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of  such  Contingent Obligation shall be  such  guaranteeing  person's
     maximum  reasonably   anticipated  liability  in  respect  thereof  as
     determined by the guaranteeing person in good faith.

          "COUPON RATE" means, with respect to an Advance, the interest rate for the Advance determined by the Lender pursuant to Section 2.03.

          "CREDIT FACILITY" means the Base Facility.

          "CREDIT FACILITY EXPANSION" means an increase in the Base Facility Credit Commitment made in accordance with Article VIII.

          "CREDIT FACILITY EXPANSION LOAN DOCUMENTS" means amendments to the Security Instruments, increasing the amount secured to the amount of the Base Facility Credit Commitment.

          "CREDIT FACILITY EXPANSION REQUEST" shall have the meaning set forth in Section 8.02(a).

          "CREDIT FACILITY TERMINATION REQUEST" shall have the meaning set forth in Section 9.03(a).

          "DUS GUIDE" means the Fannie Mae Multifamily Delegated Underwriting and Servicing (DUS) Guide, as such Guide may be amended from time to time, including exhibits to the DUS Guide and amendments in the form of Lender Memos, Guide Updates and Guide Announcements (and, if such Guide is no longer used by Fannie Mae, the term "DUS Guide" as used in this Agreement means the Fannie Mae Multifamily Negotiated Transactions Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements). All references to specific articles and sections of, and exhibits to, the DUS Guide shall be deemed references to such articles, sections and exhibits as they may be amended, modified, updated, superseded, supplemented or replaced from time to time.

          "DUS UNDERWRITING REQUIREMENTS" means the overall underwriting requirements for Multifamily Residential Properties as set forth in the DUS Guide.

          "ENVIRONMENTAL CLAIM" means any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) by any Person for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (a) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (b) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EVENT OF DEFAULT" means any event defined to be an "Event of Default" under Article XVI.

          "EVIDENCE OF COMPLIANCE WITH PROPERTY LAWS" means evidence satisfactory to the Lender of compliance with Section 205 and 206 of
     Part III of the DUS Guide.

          "FACILITY DEBT SERVICE" means, as of any specified date, the amount of interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date, except that, for these purposes, each Base Facility Advance shall be deemed to require level monthly payments of principal and interest (at the Coupon Rate for the Base Facility Advance) in an amount necessary to fully amortize the original principal amount of the Base Facility Advance over a 25 year period, with such amortization deemed to commence on the first day of the 12 month period. Notwithstanding the foregoing, at such times as Cash Collateral is held by the Lender, the Facility Debt Service for a specified date shall be calculated by (i) subtracting the amount of Cash Collateral from the amount of actual Advances Outstanding on the specified date and (ii) calculating the Facility Debt Service on the remaining Advances Outstanding using a Coupon Rate equal to the Blended Rate. EXHIBIT E to this Agreement contains an example of the determination of the Facility Debt Service.

          "FAMILY MEMBER" means, when used with reference to a specified individual, the individual's spouse, issue, parents, siblings and a trust for the benefit of the individual's spouse or issue, or both.

          "FANNIE MAE" means the federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. <section> 1716 ET SEQ.

          "FINANCIAL COVENANTS"  means  the  covenants set forth in Section
     13.03.

          "FINANCING LEASE" means any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet.

          "FUTURE ADVANCE" means an Advance made after  the Initial Closing
     Date.

          "GAAP" means generally accepted accounting principles in the United States in effect from time to time, consistently applied.

          "GENERAL CONDITIONS" shall  have the meaning set forth in Article
     X.

          "GEOGRAPHICAL DIVERSIFICATION REQUIREMENTS" means, prior to the occurrence of an increase in the Base Facility Credit Commitment pursuant to Article VIII, a requirement that the Collateral Pool consist of at least eight Mortgaged Properties located in at least four states and, upon the occurrence of any increase in the Base
     Facility Credit Commitment pursuant to Article VIII, such requirements as to the geographical diversity of the Collateral Pool as the Lender may reasonably determine and notify Borrower of at the time of the increase.

          "GOVERNMENTAL ACTION" means any pending or, to the actual knowledge of a Borrower Party, threatened suit, proceeding, order, or governmental inquiry or opinion involving any Mortgaged Property that alleges the violation of any Hazardous Materials Law.

          "GOVERNMENTAL APPROVAL" means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

          "GOVERNMENTAL AUTHORITY" means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "GOVERNMENT OBLIGATIONS" means direct obligations of, and obligations on which the full and timely payment of principal and interest is unconditionally guaranteed by, the full faith and credit of the United States of America.

          "GROSS REVENUES" means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of the Multifamily Residential Property, as determined by the Lender in accordance with the method described in paragraph 3 of Section 302.02 of Part V of the DUS Guide, except that for these purposes the financial statements to be used need not be audited and paragraph (b) of such paragraph 3 shall be taken into account in the Lender's discretion.

          "HAZARDOUS MATERIALS", with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

          "HAZARDOUS  MATERIALS   LAW",   with  respect  to  any  Mortgaged
     Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

          "HAZARDOUS SUBSTANCE ACTIVITY" means any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on any Mortgaged Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from any Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on any Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.

          "HIGHEST RATING CATEGORY" means an S&P rating category of "A-1+" for instruments having a term of one year or less and "AAA" for instruments having a term greater than one year, and a Moody's rating category of "P-1" for instruments having a term of one year or less and "Aaa" for instruments having a term greater than one year.

          "IMPOSITIONS" means, with respect to any Mortgaged Property, (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19 of the Security Instrument encumbering the Mortgaged Property, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests.

          "INDEBTEDNESS" means, with respect to any Person, as of any specified date, without duplication, all (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) obligations of such Person under Financing Leases, (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the State of New York) issued or created for the account of such Person, (e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities and (f) Contingent Obligations.

          "INITIAL ADVANCE" means, collectively, the two initial Base Facility Advances made on the Initial Closing Date in the aggregate amount of $100,000,000, comprised of a Base Facility Advance in the amount of $12,515,000 and a Base Facility Advance in the amount of $87,485,000.

          "INITIAL ADVANCE REQUEST"  shall  have  the  meaning set forth in
     Section 3.01.

          "INITIAL CLOSING DATE" means the date of this Agreement.

          "INITIAL MORTGAGED PROPERTIES" means the Multifamily Residential Properties described on Exhibit A to this Agreement and which represent the Multifamily Residential Properties which are made part of the Collateral Pool on the Initial Closing Date.

          "INITIAL SECURITY INSTRUMENTS" means the Security Instruments covering the Initial Mortgaged Properties.

          "INITIAL VALUATION" means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to this Agreement.

          "INSURANCE POLICY" means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

          "LEASE" means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

          "LENDER" shall have the meaning set forth in the first paragraph of this Agreement, but shall refer to any replacement Lender if the initial Lender is replaced pursuant to the terms of Section 18.04.

          "LIEN" means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (including both consensual and non-consensual liens and encumbrances).

          "LOAN DOCUMENTS" means this Agreement, the Notes, the Operating Partnership's Guaranty, the Subsidiary Owner Guaranty, the Security Documents, all documents executed by the Borrower Parties pursuant to the General Conditions set forth in Article X of this Agreement and any other documents executed by a Borrower Party from time to time in connection with this Agreement or the transactions contemplated by this Agreement.

          "LOAN YEAR" means the period from the Initial Closing Date to and including the last day of the calendar month in which the first anniversary of the Initial Closing Date occurs, and each 12-month period thereafter.

          "MATERIAL ADVERSE EFFECT" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of any Borrower Party, (b) the present or future ability of any Borrower Party to perform the Obligations for which it is liable,
     (c) the validity, priority, perfection or enforceability of this Agreement or any other Loan Document or the rights or remedies of the Lender under any Loan Document, or (d) the value of, or the Lender's ability to have recourse against, any Mortgaged Property.

          "MAXIMUM AGGREGATE LOAN TO VALUE RATIO FOR THE TRAILING 12 MONTH PERIOD" means an Aggregate Loan to Value Ratio for the Trailing 12 Month Period equal to 56.5%.

          "MBS" means mortgage-backed securities. A MBS which is "backed" by an Advance means that it is backed by an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the MBS to participate in the Notes and the Collateral Pool to the extent of the Advance.

          "MBS ISSUE DATE" means the date on which a Fannie Mae MBS is issued by Fannie Mae.

          "MBS DELIVERY DATE" means the date on which a Fannie Mae MBS is delivered by Fannie Mae.

          "MBS  PASS-THROUGH  RATE"  shall  have the meaning set  forth  in
     Section 2.03(c).

          "MINIMUM AGGREGATE DEBT SERVICE COVERAGE RATIO FOR THE TRAILING 12 MONTH PERIOD" means an Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period of 155%.

          "MINIMUM AGGREGATE DEBT SERVICE COVERAGE RATIO FOR THE TRAILING THREE MONTH PERIOD" means an Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period of 145%.

          "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and its successors and assigns.

          "MORTGAGED PROPERTIES" means, collectively, the Additional Mortgaged Properties and the Initial Mortgaged Properties, but excluding each Collateral Release Property from and after the date of the release of the Collateral Release Property from the Collateral Pool.

          "MULTIFAMILY RESIDENTIAL PROPERTY" means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Sections 201 and 203 of Part III of the DUS Guide.

          "NET OPERATING INCOME" means, for any specified period, with respect to any Multifamily Residential Property owned by an Owner, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not owned by the Owner for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was not owned by the Owner shall be the Mortgaged Property's underwritten net operating income determined by the Lender in accordance with the underwriting procedures set forth in Part III of the DUS Guide.

          "NOTE" means any Base Facility Note.

          "NOTICE ADDRESS" means

          (a) as to any Borrower Party:

               c/o Home Properties of New York, L.P.
               850 Clinton Square
               Rochester, New York 14604
               Attention: Mr. Jerry Korn

               Telecopy No.: (716) 546-5433
          with copies to:

               c/o Home Properties of New York, L.P.
               850 Clinton Square
               Rochester, New York 14604
               Attention: Ms. Amy L. Tait
               Executive Vice President and Director

               Telecopy No.: (716) 546-5433

          and

               c/o Home Properties of New York, L.P.
               850 Clinton Square
               Rochester, New York 14604
               Attention: Ann M. McCormick, Esq.
               Vice President and General Counsel

               Telecopy No.: (716) 232-3147

          (b)  as to the Lender:

               WMF Washington Mortgage Corp.
               1593 Spring Hill Road
               Suite 400
               Vienna, Virginia  22182
               Attention: Ms. Leslie Dixon-Cook

               Telecopy No.: (703) 610-1422

          with a copy to:

               Morgan, Lewis & Bockius LLP
               1800 M Street, N.W.
               Washington, D.C.  20036-5869
               Attention:  Gary S. Smuckler, Esq.

               Telecopy No.:  (202) 467-7176

          (c)  as to Fannie Mae:

               Fannie Mae
               3939 Wisconsin Avenue, N.W.
               Washington, D.C.  20016-2899
               Attention:Vice President for
                         Multifamily Asset Management

               Telecopy No.:  (202) 752-5016

          with a copy to:

               Arent Fox Kintner Plotkin & Kahn, PLLC
               1050 Connecticut Avenue, N.W.
               Washington, D.C.  20036-5339
               Attention: Gerald L. Mitchell, Esq.

               Telecopy No.:  (202) 857-6395

          "OBLIGATIONS" means the aggregate of the obligations  of  each of
     the   Borrower  Parties  under  this  Agreement  and  the  other  Loan
     Documents.

          "OPERATING EXPENSES" means, for any period, with respect to any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by the Lender in accordance with the method described in paragraph 3 of Section 302.02 of Part V of the DUS Guide, including replacement reserves under the Replacement Reserve Agreements for the Mortgaged Properties.

          "OPERATING PARTNERSHIP" means Home Properties of New York, L.P., a New York limited partnership.

          "OPERATING PARTNERSHIP'S GUARANTY" means that certain Guaranty executed by the Operating Partnership and attached as EXHIBIT F to this Agreement.

          "ORGANIZATIONAL CERTIFICATE" means a certificate of the Borrower Parties in the form attached as EXHIBIT G to this Agreement.

          "ORGANIZATIONAL DOCUMENTS" means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

          "OUTSTANDING" means, when used in connection with promissory notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, but have not been repaid in full as of the specified date.

          "OWNER" means the owner (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) of a Mortgaged Property. As of the date of this Agreement, the Borrower, the Operating Partnership and the Subsidiary Owner are the sole Owners.

          "OWNERSHIP INTERESTS" means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PERMITS" means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or any Borrower Party's business.

          "PERMITTED INVESTMENTS" means:

          (i) Government Obligations;

          (ii) direct obligations of, and obligations on which the full and timely payment of principal and interest is unconditionally guaranteed by, any agency or instrumentality of the United States of America (other than the Federal Home Loan Mortgage Corporation) or direct obligations of the World Bank, provided that such obligations are assigned a credit rating by S&P and Moody's in the Highest Rating Category of S&P and of Moody's;

          (iii) obligations of any state or territory of the United States of America, or obligations of any agency, instrumentality, authority or political subdivision of such state or territory, or obligations of any public benefit or municipal corporation the principal of and interest on which are guaranteed by such state or political subdivision and the interest on which is payable on a current basis, and which obligations are rated in the Highest Rating Category of S&P and of Moody's;

          (iv) any written repurchase agreement entered into with a Qualified Financial Institution whose unsecured short-term obligations are rated in the Highest Rating Category of S&P and of Moody's;

          (v) commercial paper rated in the Highest Rating Category of S&P and of Moody's;

          (vi) (a) interest-bearing negotiable certificates of deposit, interest-bearing time deposits, interest-bearing savings accounts or bankers' acceptances, issued by a Qualified Financial Institution whose unsecured short-term obligations are rated in the Highest Rating Category of S&P and of Moody's, or (b) interest-bearing negotiable certificates of deposit, interest-bearing time deposits or interest-bearing savings accounts, issued by a Qualified Financial Institution, if such deposits or accounts are fully insured by the Federal Deposit Insurance Corporation;

          (vii) money market mutual funds registered under the Investment Company Act of 1940 that have been rated "AAAm-G" or "AAAm" by S&P and "Aaa" by Moody's, provided that the portfolio of such money market mutual fund is limited to obligations described in (x) paragraph (i) above and to agreements to repurchase such obligations or
     (y) paragraphs (ii) or (iii) above and  approved  in writing by Fannie
     Mae; and

          (viii) any other investment authorized by the laws of any state if such investments are approved in writing by Fannie Mae;

     provided  that  Permitted Investments shall not include the following:
     (1) any investments with a final maturity or any agreements with a term greater than 365 days from the date of the investment (except
     (a) obligations that provide for the optional or mandatory tender, at par, by the holder of such obligations at least once within 365 days of the date of purchase and (b) agreements or investments listed in paragraphs (vii) and (viii) above), (2) any obligation (other than obligations described in paragraphs (i) and (ii) above) with a purchase price greater or less than the par value of such obligation,
     (3) mortgage-backed securities, real estate mortgage investment conduits or collateralized mortgage obligations, (4) interest-only or principal-only stripped securities, (5) obligations bearing interest at inverse floating rates, (6) any investment which may be prepaid or called at a price less than their purchase price prior to stated maturity, (7) any investment described in paragraph (iv) above with a Qualified Financial Institution (as defined in clause (d) of the definition of "Qualified Financial Institution") if the Qualified Financial Institution does not agree to submit to jurisdiction, venue and service of process in the United States of America in the repurchase agreement and (8) any investment the interest rate on which is variable, and is established other than by reference to a single interest rate index plus a single fixed spread, if any, and which interest rate moves proportionately with that index; provided further that if any such investment described in paragraphs (i) through (viii) above is required to be rated, such rating requirement will not be satisfied if an "r" highlighter or a "t" highlighter is affixed to its rating or is otherwise applicable.

          "PERMITTED  LIENS"  means,  with respect to a Mortgaged Property,
     (i) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property approved by the Lender, (ii) the Security Instrument encumbering the Mortgaged Property, and (iii) any other Liens approved by the Lender.

          "PERSON" means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

          "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

          "PRICE" means, with respect to an Advance or to an MBS backed by an Advance, the proceeds of the sale of the MBS backed by the Advance.

          "PROHIBITED   ACTIVITIES   OR  CONDITIONS",  with  respect  to  a
     Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.

          "PROPERTY" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

          "QUALIFIED FINANCIAL INSTITUTION" means any of the following having a senior unsecured debt rating in the Highest Rating Category of S&P and Moody's, and approved by Fannie Mae: a (a) bank or trust company organized under the laws of any state of the United States of America, (b) national banking association, (c) savings bank, a savings and loan association, or an insurance company or association chartered or organized under the laws of any state of the United States of America, (d) federal branch or agency pursuant to the International Banking Act of 1978 or any successor provisions of law or a domestic branch or agency of a foreign bank which branch or agency is duly licensed or authorized to do business under the laws of any state or territory of the United States of America, (e) government bond dealer reporting to, trading with, and recognized as a primary dealer by the Federal Reserve Bank of New York, and (f) securities dealer approved in writing by Fannie Mae the liquidation of which is subject to the Securities Investors Protection Corporation or other similar corporation.

          "RATE  CONFIRMATION  FORM"  shall have the meaning set  forth  in
     Section 2.03(c).

          "RATE SETTING FORM" shall have  the  meaning set forth in Section
     2.03(b).

          "REAL ESTATE ASSETS" shall have the meaning  set forth in Section
     856(c)(6)(B)   of  the  Internal  Revenue  Code  and  the  regulations
     thereunder.

          "REIT" means Home Properties of New York, Inc., a Maryland corporation.

          "RELEASE FEE" means, with respect to each Mortgaged Property released from the Collateral Pool pursuant to Article VII, a fee equal to $15,000.

          "RELEASE  PRICE"  shall  have the meaning set  forth  in  Section
     7.02(c).

          "RENT ROLL" means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243, as set forth in Exhibit III-3 of the DUS Guide, or on another form approved by the Lender and containing substantially the same information as Form 4243 requires.

          "REPLACEMENT RESERVE AGREEMENT" means a Replacement Reserve and Security Agreement, in the form attached as EXHIBIT H to this Agreement, and completed in accordance with the requirements of the DUS Guide.

          "REQUEST" means a Collateral Addition Request, a Collateral Release Request, a Credit Facility Expansion Request, a Credit Facility Termination Request, an Initial Advance Request or a Revolving Facility Request.

          "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.

          "REVOLVING  FACILITY REQUEST" shall have the meaning set forth in
     Article V.

          "S&P" means Standard & Poor's Ratings Group and its successors and assigns.

          "SECURITY DOCUMENTS" means the Security Instruments, the Cash Management Agreements, the Replacement Reserve Agreements and any other documents executed by a Borrower Party from time to time to secure any of the Borrower Parties' obligations under the Loan Documents.

          "SECURITY INSTRUMENT" means, for each Mortgaged Property, a separate Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by an Owner to or for the benefit of the Lender to secure the obligations of the Borrower Parties under the Loan Documents. With respect to each Mortgaged Property owned by the Operating Partnership or the
     Subsidiary Owner, the Security Instrument shall be in the form attached as EXHIBIT I to this Agreement, and with respect to each Mortgaged Property owned by the Borrower, shall be in the form attached as EXHIBIT J to this Agreement, each with changes, to the extent applicable, to conform the Exhibit to the form Security Instrument prescribed by Fannie Mae from time to time for use in the State in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the Base Facility Credit Commitment in effect from time to time, except that the Security Instrument encumbering Initial Mortgaged Properties located in the State of New York shall secure a principal amount of $16,436,250.

          "SINGLE-PURPOSE" means, with respect to a Person which is any form of partnership or corporation or limited liability company, that such Person at all times since its formation:

          (i) has been a duly formed and existing partnership, corporation or limited liability company, as the case may be;

          (ii) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business;

          (iii)has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

          (iv) has   observed  all  customary  formalities  regarding   its
               partnership or corporate existence, as the case may be;

          (v) has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person subject to appropriate consolidation (for accounting purposes) with those of other Affiliates in accordance with GAAP (provided, however, that all consolidated financial statements prepared with respect to any Affiliate of the Borrower or Subsidiary Owner will include footnote references to indicate that the Mortgaged Properties owned by the Borrower or the Subsidiary Owner are owned by an entity the equity interests in which are owned, in the case of the Borrower, wholly by the Operating Partnership or, in the case of the Subsidiary Owner, wholly by the Operating Partnership and a limited partnership owned wholly by the Operating Partnership and Home Properties Trust, a Maryland trust, a wholly-owned Subsidiary of the REIT);

          (vi) has not commingled its assets or funds with those of any other Person;

          (vii)has accurately maintained its own bank accounts, payroll and books and accounts separate from those of any other Person;

          (viii)has paid its own liabilities from its own separate assets;

          (ix) has identified itself in all dealings with the public under its own name (which may include the word "Home") and as a separate and distinct entity;

          (x) has not identified itself as being a division or a part of any other Person;

          (xi) has not identified any other Person as being a division or a part of such Person;

          (xii)has been adequately capitalized in light of its contemplated business operations;

          (xiii)has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Credit Facility or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person, except as otherwise permitted herein and so long as such other Person is not an Affiliate of such Single-Purpose Person;

          (xiv)has not made loans or advances to (or pledged its assets for) any other Person (except loans, advances or pledges expressly permitted hereunder and made in the ordinary course of business, and provided that payments collected in arrears shall not by virtue of such fact alone be considered loans);

          (xv) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third party, except as otherwise approved by the Lender in writing;

          (xvi)has conducted its own business in its own name;

          (xvii)has paid the salaries of its own employees, if any, and maintained a sufficient number of employees in light of its contemplated business operations;

          (xviii)has allocated fairly and reasonably any overhead for shared office space;

          (xix)has used stationery, invoices and checks separate from those of any other Person;

          (xx) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code;

          (xxi)has not acquired obligations or securities of its partners or Affiliates; and

          (xxii)has corrected any known misunderstanding regarding its separate identity.

     Notwithstanding the foregoing, the Borrower or the Subsidiary Owner shall not fail to be a Single-Purpose entity solely because of (a) business dealings with its management agent that are conducted in accordance with the terms of its management agreements, (b) distributions it may make to its constituents or (c) non-material deviations from the requirements of any of the matters set forth in clauses (i) through (xxii) of this definition.

          "SPECIAL POOL PURCHASE CONTRACT" shall have the meaning set forth in Section 18.01.

          "SUBSIDIARY" means, when used with reference to a specified Person, (i) any Person that, directly or indirectly, through one or more intermediaries, is controlled by the specified Person, (ii) any Person of which the specified Person is, directly or indirectly, the owner of more than 50% of any voting class of Ownership Interests or
     (iii) any Person (A) which is a partnership and (B) of which the specified Person is a general partner and owns more than 50% of the partnership interests.

          "SUBSIDIARY OWNER" means Home Properties of New York, L.P. and P-K Partnership doing business as Patricia Court and Karen Court, a Pennsylvania general partnership, but only during such times as it owns a Mortgaged Property.

          "SUBSIDIARY OWNER GUARANTY" means that certain Guaranty executed by the Subsidiary Owner and attached as EXHIBIT K to this Agreement.

          "SURVEYS" means the as-built surveys of the Mortgaged Properties prepared in accordance with the requirements of Section 113 of the DUS Guide, or otherwise approved by the Lender.

          "TAXES" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien on the Land or the Improvements.

          "TERM OF  THIS  AGREEMENT"  shall  be  determined  as provided in
     Section 21.10 to this Agreement.

          "TIE-IN ENDORSEMENT" means an endorsement to a Title Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as EXHIBIT L to this Agreement.

          "TITLE COMPANY" means Lawyers Title  Insurance  Corporation, 2150
     Post   Road,   Fairfield,   Connecticut   06430,   Attention:   Sandra
     Fitzpatrick.

          "TITLE INSURANCE POLICIES" means the mortgagee's policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to the requirements of
     Section 111 of the DUS Guide, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as the Lender may, from time to time, consider necessary or appropriate, whether or not required by the DUS Guide, including Tie-In Endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in Sections 6(a)(i) and 6(a)(iii) of the Stipulations and Conditions of the policy) equal to the following:

               (1) For all policies for which a Tie-In Endorsement is available, an amount equal to 56.5% of the aggregate Initial Valuations of all Mortgaged Properties tied-in by the Tie-In Endorsement;

               (2) For each policy for which a Tie-In Endorsement is not available, an amount equal to 75% of the Initial Valuation of the Mortgaged Property; and

               (3) Notwithstanding the foregoing, the title insurance for Mortgaged Properties located in the States of Florida, New York, Pennsylvania or Texas and added to the Collateral Pool on the same date shall be issued on the same policy (or with a Tie-In Endorsement which ties in all such Mortgaged Properties), in an amount equal to 56.5% of the aggregate Initial Valuations of the Mortgaged Properties.

          "TRAILING 12 MONTH PERIOD" means, for any specified date, the 12 month period ending with the last day of the most recent calendar quarter for which property statements have been delivered by the REIT to the Lender pursuant to Section 13.01(d)(3) or (4).

          "TRAILING THREE MONTH PERIOD" means, for any specified date, the three month period ending with the last day of the most recent calendar quarter for which property statements have been delivered by the REIT to the Lender pursuant to Section 13.01(d)(3) or (4).

          "TRANSFER" shall have the meaning set forth in Section 13.01(x).

          "UNIMPROVED REAL PROPERTY" means real property which is not improved by one or more buildings leased, or held out for lease, to third parties.

          "VALUATION" means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained than a Cap Rate for the Multifamily Residential Property, the Appraised Value of such Multifamily Residential Property, or (b) if a Cap Rate for the Multifamily Residential Property was more recently obtained than an Appraisal of the Multifamily Residential Property, the value derived by dividing--

          (i) the Net Operating Income of such Multifamily Residential Property for the Trailing 12 Month Period, by

          (ii) the  most  recent  Cap  Rate  determined pursuant to Section
               11.02.

     Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the first anniversary of the date on which the Multifamily Residential Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless the Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.


                            ARTICLE II

                        THE CREDIT FACILITY

     SECTION 2.01.   THE CREDIT FACILITY.

          SECTION 2.01(a) ESTABLISHMENT OF THE CREDIT FACILITY. The Lender hereby establishes the Credit Facility, which shall be comprised of the Base Facility.

          SECTION 2.01(b) ESTABLISHMENT OF THE BASE FACILITY.

               SECTION  2.01(b)(1)     ESTABLISHMENT.   The  Lender  hereby
          establishes the Base Facility, upon all of the terms of this Agreement.

               SECTION 2.01(b)(2) BASE FACILITY CREDIT COMMITMENT. Subject to the terms, conditions and limitations of this Agreement, the Lender agrees to make Advances to the Borrower in the aggregate amount of the Base Facility Credit Commitment. Each Advance made to the Borrower pursuant to this subsection
          (b)(2) shall be referred to as a "BASE FACILITY ADVANCE." The Borrower may not re-borrow any part of the Base Facility Advance which it has previously borrowed and repaid.

     SECTION 2.02.   LIMITATIONS ON COMMITMENT TO MAKE ADVANCES.

          SECTION 2.02(a) LIMITATIONS ON BASE FACILITY CREDIT COMMITMENT. The Lender's obligations to make Base Facility Advances pursuant to
     Section 2.01(b)(2) are subject to the following limitations:

               SECTION 2.02(a)(1) TERM. The Lender shall not be obligated to make any Base Facility Advances at any time after the expiration of the Base Facility Availability Period.

               SECTION 2.02(a)(2) BASE FACILITY CREDIT COMMITMENT. The sum of the aggregate unpaid principal balance of Base Facility Advances Outstanding at any time shall not exceed the Base Facility Credit Commitment.

               SECTION 2.02(a)(3) MATURITY DATE OF BASE FACILITY ADVANCES. The maturity date of the Initial Advance and any Future Advance shall be the Base Facility Termination Date.

               SECTION 2.02(a)(4) NO AMORTIZATION. There shall be no amortization payments of principal scheduled to be due under the Base Facility Advance prior to the maturity date of the Base Facility Advance, unless the payment of principal is accelerated in accordance with the terms of the Base Facility Note evidencing the Base Facility Advance.

          SECTION  2.02(b)  LIMITATIONS  ON  ANY  ADVANCE.    The  Lender's
     obligations   to  make  any  Advance  are  subject  to  the  following
     additional limitation:

               SECTION  2.02(b)(1)  MINIMUM  REQUEST.   Each Future Advance
          shall be in the minimum amount of $10,000,000.

     SECTION 2.03. DETERMINATION AND CONFIRMATION OF INTEREST RATE AND OTHER TERMS OF EACH ADVANCE. The interest rate applicable to each Base Facility Advance (the "COUPON RATE") and the other terms of the Advance shall be (i) with respect to the Initial Advance, as set forth in Section 2.03(d)(1) and the other provisions of this Agreement and the Base Facility Notes evidencing the Initial Advance, (ii) with respect to each Future Advance to be sold to Fannie Mae in exchange for cash from Fannie Mae, in accordance with such procedures the Lender may determine at the time of the Future Advance and (iii) with respect to each Future Advance which will be sold to Fannie Mae in exchange for a Fannie Mae MBS, determined in accordance with the following procedure:

          SECTION 2.03(a) QUOTE. From time to time, at the Borrower's request, with respect to a proposed Advance, the Lender shall quote to the Borrower an estimate of the MBS Pass-Through Rate (for a proposed Base Facility Advance) for a Fannie Mae MBS backed by the proposed Advance. The Lender's quote shall be based on (i) a solicitation of bids from institutional investors selected by the Lender and (ii) the proposed terms and amount of the Advance selected by the Borrower. The quote shall not be binding upon the Lender.

          SECTION 2.03(b) RATE SETTING. If the Borrower satisfies all of the conditions to the Lender's obligation to make the Advance requested in the Request for the Advance delivered to the Lender, then the Borrower may propose a MBS Pass-Through Rate by submitting to the Lender by facsimile transmission a completed and executed document, in the form attached as EXHIBIT M to this Agreement (the "RATE SETTING FORM"), before 1:00 p.m. Washington, D.C. time on any Business Day (the "RATE SETTING DATE"). The Rate

     Setting Form (i) contains various factual certifications required by the Lender and (ii) specifies the amount, term, MBS Issue Date, MBS Delivery Date, Base Facility Fee, proposed maximum Coupon Rate (the "MAXIMUM ANNUAL COUPON RATE"), Price (which will be in a range between 99-1/2 and 100-1/2), Yield Maintenance Period and Closing Date for the Advance.

          SECTION 2.03(c) RATE CONFIRMATION. Within one Business Day after receipt of the completed and executed Rate Setting Form, the Lender shall solicit bids from institutional investors selected by the Lender based on the information in the Rate Setting Form and, provided the actual Coupon Rate (if the low bid were accepted) would be at or below the Maximum Annual Coupon Rate, shall obtain a commitment (the "MBS COMMITMENT") for the purchase of a Fannie Mae MBS having the bid terms described in the related Rate Setting Form, and shall immediately deliver to the Borrower by facsimile transmission a completed document, in the form attached as EXHIBIT N to this Agreement (the "RATE CONFIRMATION FORM") confirming the amount, term, MBS Issue Date, MBS Delivery Date, MBS Pass-Through Rate, Base Facility Fee, Coupon Rate, Price, Yield Maintenance Period, Specified U.S. Treasury Security and Closing Date for the Advance. The term "MBS PASS-THROUGH RATE" means, for a specified Fannie Mae MBS backed by a Base Facility Advance, the interest rate (rounded to three places) which the Fannie Mae MBS will bear based on the MBS Commitment, as determined by the Lender. In the event that the Lender obtains an MBS Commitment and the Lender fails to fulfill the MBS Commitment because the Advance is not made (for a reason other than the default of the Lender to make the Advance), the Borrower shall pay all breakage and other costs, fees and damages incurred by the Lender in connection with its failure to fulfill the MBS Commitment.

          SECTION 2.03(d) COUPON RATE.

               SECTION 2.03(d)(1) INITIAL ADVANCE. The Coupon Rate for each Advance comprising the Initial Advance shall be 6.475% (which is the sum of (i) the MBS Pass-Through Rate for the Base Facility Advance of 6.255%, and (ii) 22 basis points).

               SECTION 2.03(d)(2) FUTURE ADVANCES. Except as otherwise provided in paragraph (3), the Coupon Rate for any Base Facility Advance other than the Initial Advance shall equal the sum of (i) the MBS Pass-Through Rate, and (ii) the following:

                         (A)   if  the Base Facility Advance is made before
                              the end of the first Loan Year, a number of basis points determined by the Lender at the time of the increase in the Base Facility Credit Commitment, but in no event more than 25 basis points; and

                         (B) if the Base Facility Advance is made after the end of the first Loan Year, a number of basis points determined by the Lender at the time the Lender issues the Rate Confirmation Form for the Base Facility Advance.

               SECTION 2.03(d)(3) PARTIAL MONTH INTEREST. Notwithstanding anything to the contrary in this Agreement, if an Advance is not made on the first day of a calendar month, and the MBS Issue Date for the MBS backed by the Advance is the first day of the month following the month in which the Advance is made, the Coupon Rate for the Advance for the partial month period commencing on the Closing Date for the Advance and ending on the last day of the calendar month in which the Closing Date occurs shall be the greater of (i) the Coupon Rate for the Advance which will be in effect for the period after the partial month period or (ii) a rate determined by the Lender, based on the Lender's cost of funds, and approved in advance, in writing, by the Borrower, pursuant to procedures mutually agreed upon by the Borrower and the Lender.


                            ARTICLE III

                          INITIAL ADVANCE

     SECTION 3.01. REQUEST. The Borrower may make a request (the "INITIAL ADVANCE REQUEST") for the Lender to make the Initial Advance. If all conditions contained in Section 3.02 are satisfied on or before the Closing Date for the Initial Advance, the Lender shall make the Initial Advance on the Initial Closing Date or on another date selected by the Borrower and approved by the Lender.

     SECTION  3.02.     CONDITIONS   PRECEDENT  TO  INITIAL  ADVANCE.   The
obligation of the Lender to make the Initial Advance is subject to the following conditions precedent:

          (a) The delivery to the Title Company (with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions) of all applicable Loan Documents required by the Lender, including duly executed and delivered original copies of the Base Facility Notes, the Operating Partnership's Guaranty, the Initial Security Instruments covering the Initial Mortgaged Properties and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing; and

          (b) The satisfaction of all applicable General Conditions set forth in Article X.


                            ARTICLE IV

                          FUTURE ADVANCES

     The Borrower may obtain Future Advances only in conjunction with a Credit Facility Expansion under Article VIII.

                             ARTICLE V

               ADDITION OF REVOLVING CREDIT FACILITY

The Borrower may make a request that Fannie Mae provide a revolving credit facility, to be added to, and become a part of, the Credit Facility (a "REVOLVING FACILITY REQUEST"). Any Revolving Facility Request shall be in writing to the Lender, in the form attached as EXHIBIT O to this Agreement. Neither the Lender nor Fannie Mae shall be obligated to provide the revolving credit facility, but, if it elects to do so, the revolving credit facility shall be provided upon such terms and conditions, including pricing, as the Lender may determine. In no event shall the maximum loan to value ratio applicable to the revolving credit facility be greater than 65% and in no event shall the minimum debt service coverage ratio applicable to the revolving credit facility be lower than 135%.


                            ARTICLE VI

                      ADDITIONS OF COLLATERAL

     SECTION 6.01. RIGHT TO ADD COLLATERAL. Subject to the terms and conditions of this Article, the Borrower shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pool in accordance with the provisions of this Article.

     SECTION 6.02.   PROCEDURE FOR ADDING COLLATERAL.

          SECTION 6.02(a) REQUEST. In order to add a Multifamily Residential Property to the Collateral Pool, the Borrower may, not more than once each calendar quarter, deliver a written request (the "COLLATERAL ADDITION REQUEST") to the Lender, in the form attached as EXHIBIT P to this Agreement, to add an Additional Mortgaged Property to the Collateral Pool. Each Collateral Addition Request shall be accompanied by (and no Collateral Addition Request shall be effective unless it is accompanied by) the following:

          (i) The information relating to the proposed Additional Mortgaged Property required by the form attached as EXHIBIT Q to this Agreement (the "COLLATERAL ADDITION DESCRIPTION PACKAGE"), as amended from time to time to include information required under the DUS Guide; and

          (ii) The payment of all Additional Collateral Due Diligence Fees pursuant to Section 14.02(b).

            SECTION 6.02(b) ADDITIONAL INFORMATION. The Borrower shall promptly deliver to the Lender any additional information concerning the proposed Additional Mortgaged Property that the Lender may from time to time reasonably request.

            SECTION 6.02(c) UNDERWRITING. The Lender shall evaluate the proposed Additional Mortgaged Property, and shall make underwriting determinations as to the Aggregate Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period applicable to the Collateral Pool, on the basis of a Valuation made with respect to the proposed Additional Mortgaged Property (but, in the case of an Additional Mortgaged Property acquired less than one year before the date on which the Lender performs such underwriting determinations, the underwriting determinations shall be on the basis of the lesser of (i) the amount of such Valuation or (ii) the sum of
      (x) the acquisition price of the proposed Additional Mortgaged Property, (y) the cost of all capital improvements made by the owner of the Additional Mortgaged Property after the date of acquisition and (z) allocable transaction costs), and otherwise in accordance with Fannie Mae's DUS Underwriting Requirements. Within 30 days after receipt of (i) the Collateral Addition Request for the Additional Mortgaged Property and (ii) all reports, certificates and documents set forth on EXHIBIT R to this Agreement, including a zoning analysis undertaken in accordance with Section 206 of the DUS Guide, the Lender shall notify the Borrower whether or not it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool and, if it shall so consent, shall set forth the Aggregate Debt Service Coverage Ratios and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period which it estimates shall result from the addition of the proposed Additional Mortgaged Property to the Collateral Pool. If the Lender declines to consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Lender shall include, in its notice, a brief statement of the reasons for doing so. Within five Business Days after receipt of the Lender's notice that it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower shall notify the Lender whether or not it elects to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool. If the Borrower fails to respond within the period of five Business Days, it shall be conclusively deemed to have elected not to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool.

            SECTION 6.02(d) CLOSING. If, pursuant to subsection (c), the Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower timely elects to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool and all conditions contained in Section 6.03 are satisfied, the Lender shall permit the proposed Additional Mortgaged Property to be added to the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within five Business Days after the Lender's receipt of the Borrower's election (or on such other date to which the Borrower and the Lender may agree).

      SECTION 6.03. CONDITIONS PRECEDENT TO ADDITION OF AN ADDITIONAL MORTGAGED PROPERTY TO THE COLLATERAL POOL. The right of the Borrower to add an Additional Mortgaged Property to the Collateral Pool on the Closing Date applicable to the Additional Mortgaged Property is subject to the satisfaction of the following conditions precedent on or before the Closing
Date:

            (a) On the Closing Date for the addition of the Additional Mortgaged Property to the Collateral Pool:

                  (i) the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period;

                  (ii) the Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period; and

                  (iii) the Aggregate Loan to Value  Ratio for the Trailing
                        12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

            (b) The payment by the Borrower of the Collateral Addition Fee;

            (c) The delivery to the Title Company (with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions) of all applicable Collateral Addition Loan Documents required by the Lender, including duly executed and delivered original copies of any Security Instruments and any UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Collateral Addition Loan Document creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

            (d) If required by the Lender, amendments to the Notes and the Security Instruments, reflecting the addition of the Additional Mortgaged Property to the Collateral Pool and, as to any Security Instrument so amended, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

            (e) If the Title Insurance Policy for the Additional Mortgaged Property contains a Tie-In Endorsement, an endorsement to each other Title Insurance Policy containing a Tie-In Endorsement, adding a reference to the Additional Mortgaged Property;

            (f) the Owner of the Additional Mortgaged Property shall be the Borrower, except that the Owner of the Additional Mortgaged Property may be the Operating Partnership if, after giving effect to the addition of the Additional Mortgaged Property to the Collateral Pool, the Valuations (as of the Closing Date for the Collateral Addition Request) of all Mortgaged Properties owned by the Operating Partnership shall not exceed 25% of the Valuations (as of the Closing Date for the Collateral Addition Request) of all Mortgaged Properties in the Collateral Pool; and

            (g) The satisfaction of all applicable General Conditions set forth in Article X.


                            ARTICLE VII

                      RELEASES OF COLLATERAL

      SECTION 7.01. RIGHT TO OBTAIN RELEASES OF COLLATERAL. Subject to the terms and conditions of this Article, the Borrower shall have the right to obtain a release of Collateral from the Collateral Pool in accordance with the provisions of this Article.

      SECTION 7.02.   PROCEDURE FOR OBTAINING RELEASES OF COLLATERAL.

            SECTION 7.02(a) REQUEST. In order to obtain a release of Collateral from the Collateral Pool, the Borrower may, not more than once each calendar quarter, deliver a written request for the release of the Collateral from the Collateral Pool (the "COLLATERAL RELEASE REQUEST") to the Lender, in the form attached as EXHIBIT S to this Agreement. The Collateral Release Request shall not result in a termination of all or any part of the Credit Facility. The Borrower may only terminate all or any part of the Credit Facility by delivering a Credit Facility Termination Request pursuant to Article
      IX. The Collateral Release Request shall be accompanied by (and the Collateral Release Request shall not be effective unless it is accompanied by) the name, address and location of the Mortgaged Property to be released from the Collateral Pool (the "COLLATERAL RELEASE PROPERTY").

            SECTION  7.02(b)  CLOSING.   If  all  conditions  contained  in
      Section 7.03 are satisfied, the Lender shall cause the Collateral Release Property to be released from the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 days after the Lender's receipt of the Collateral Release Request (or on such other date to which the Borrower and the Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrower, instruments, in the form customarily used by the Lender for releases in the jurisdiction governing the perfection of the security interest being released, releasing the applicable Security Instrument as a Lien on the Collateral Release Property (but the Security Instrument itself will not be fully released, but only partially released, if it also encumbers other Mortgaged Properties not then being released), and UCC-3 Termination Statements terminating the UCC-1 Financing Statements perfecting a Lien on the portion of the Collateral Release Property comprised of personal property (but the UCC-1 Statement itself will not be fully terminated, but only partially terminated, if it also describes personal property relating to other Mortgaged Properties not then being released) and such other documents and instruments as the Borrower may reasonably request evidencing the release of the applicable Collateral from any lien securing the Obligations (including a termination of any restriction on the use of any accounts relating to the Collateral Release Property) and the release and return to the applicable Owner of any and all escrowed amounts relating thereto. The instruments referred to in the preceding sentence are referred to in this Article as the "COLLATERAL RELEASE DOCUMENTS."

            SECTION 7.02(c) The term "RELEASE PRICE" means an amount determined by the Lender for each Mortgaged Property on the Closing Date and on or before September 1 of each year thereafter during the term of this Agreement. The Release Prices in effect on the Initial Closing Date shall be as set forth in Exhibit A. Upon each determination of the Release Price for each Mortgaged Property by the Lender, the Release Price for each Mortgaged Property shall be promptly disclosed in writing by the Lender to the Owner and shall remain in effect until the next determination, except that the Lender shall have the right to adjust such amounts on the  date on which (i)
      a Material Adverse Effect occurs, (ii) an Additional Mortgaged Property is added to the Collateral Pool, (iii) a Mortgaged Property is released from the Collateral Pool or (iv) the Borrower receives a Future Advance. The date on which Release Prices are annually determined, or are otherwise adjusted, shall be referred to as a "DETERMINATION DATE." The sum of all Release Prices determined on a Determination Date shall equal the aggregate amount of Advances Outstanding on the Determination Date. The Borrower shall pay the Release Price by (i) delivering to the Lender Cash Collateral and/or
      (ii) adding one or more Additional Mortgaged Properties to the Collateral Pool (subject to and in accordance with the terms of Article VI), with an aggregate Collateral Value equal to, or exceeding, the Release Price. For these purposes,

            "COLLATERAL   VALUE"   means   the   value  of  the  substitute
            Collateral, determined as follows:

                  (1) Cash Collateral shall have a Collateral Value equal to 100% of the principal amount of the Cash Collateral; and

                  (2) an Additional Mortgaged Property shall have a Collateral Value equal to the maximum principal amount of debt (the "SUPPORTABLE DEBT") which if it were secured by a Security Instrument which encumbered the Additional Mortgaged Property, would result in a Loan to Value Ratio for the Additional Mortgaged Property equal to or less than the Loan to Value Ratio for the Collateral Release Property and a Debt Service Coverage Ratio for the Additional Mortgaged Property equal to or greater than the Debt Service Coverage Ratio for the Collateral Release Property; where

                        (A) the "LOAN TO VALUE RATIO FOR THE ADDITIONAL MORTGAGED PROPERTY" means the ratio (expressed as a percentage) of -- (x) the Supportable Debt to (y) the Initial Valuation of the Additional Mortgaged Property;

                        (B) the "LOAN TO VALUE RATIO OF THE COLLATERAL RELEASE PROPERTY" means the ratio (expressed as a percentage) of -- (x) the Release Price for the Collateral Release Property to (y) the Valuation of the Collateral Release Property in effect on the Determination Date establishing the Release Price for the Collateral Release Property;

                        (C)   the  "DEBT  SERVICE COVERAGE  RATIO  FOR  THE
                              ADDITIONAL MORTGAGED PROPERTY" means the ratio (expressed as a percentage) of -- (x) the Net Operating Income for the Trailing 12 Month Period allocable to the Additional Mortgaged Property to (y) the Facility Debt Service, computed with respect to the Supportable Debt (rather than the Advances Outstanding), bearing interest at the Blended Rate;

                        (D) the "DEBT SERVICE COVERAGE RATIO FOR THE COLLATERAL RELEASE PROPERTY" means the ratio (expressed as a percentage) of -- (x) the Net Operating Income of the Trailing 12 Month Period allocable to the Collateral Release Property to (y) the Facility Debt Service, computed with respect to debt equal to the Release Price, such debt bearing interest at the Blended Rate; and

                        (E) "CASH COLLATERAL" means (i) cash or other assets in the form of Permitted Investments or (ii) a letter of credit complying with the requirements of the DUS Guide for letters of credit.

            SECTION 7.02(d) CASH COLLATERAL. All Cash Collateral shall be held by the Lender (or its appointed custodian or collateral agent) as substituted Collateral ("CASH COLLATERAL"), in accordance with a security agreement and other documents in form and substance acceptable to the Lender (or, at the Borrower's option, may be applied against the prepayment of Base Facility Advances, so long as the prepayment is permitted under the Base Facility Note for the Base Facility Advance). All Cash Collateral shall be invested in Permitted Investments. Cash Collateral may be released (i) by adding an Additional Mortgaged Property to the Collateral Pool (subject to and in accordance with the terms of Article VI), with a Collateral Value at least equal to the amount of Cash Collateral to be released and (ii) provided all General Conditions have been satisfied. For these purposes, the "Collateral Value" of an Additional Mortgaged Property shall be calculated by using 56.5% in lieu of the "Loan to Value Ratio of the Collateral Release Property", and by using 155% in lieu of the "Debt Service Coverage Ratio for the Collateral Release Property". Provided no Event of Default shall have occurred and be continuing, Borrower shall be entitled to periodic payments of all interest accruing on the Cash Collateral, in accordance with provisions to be agreed to by the Borrower and Lender.

      SECTION 7.03. CONDITIONS PRECEDENT TO RELEASE OF COLLATERAL RELEASE PROPERTY FROM THE COLLATERAL POOL. The right of the Borrower to obtain a release of a Collateral Release Property from the Collateral Pool and the obligation of the Lender to release a Collateral Release Property from the

Collateral  Pool   by  executing  and  delivering  the  Collateral  Release
Documents on the Closing Date, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:

            (a) Immediately before and immediately after giving effect to the requested release:

                  (i) the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period;

                  (ii) the Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period; and

                  (iii) the  Aggregate Loan to Value Ratio for the Trailing
                        12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period.

            (b)  Payment  of  the Release Price for the Collateral  Release
      Property;

            (c) Payment of the  Release  Fee  for  the  Collateral  Release
      Property;

            (d) Receipt by the Lender of one or more counterparts of each Collateral Release Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Collateral Release Document;

            (e) If required by the Lender, amendments to the Notes and the Security Instruments, reflecting the release of the Collateral Release Property from the Collateral Pool and, as to any Security Instrument so amended, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

            (f) Receipt by the Lender of endorsements to the Tie-In Endorsements of the Title Insurance Policies, if deemed necessary by the Lender, to reflect the release;

            (g) With respect to the release of a Collateral Release Property where the Security Instrument encumbering the Collateral Release Property also encumbers other Mortgaged Properties not being released on the Closing Date for the release of the Collateral Release Property, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, changing the description of the property encumbered by the insured Security Instrument, amending the effective date of the Title

      Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

            (h) If the Lender determines the Collateral Release Property to be one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (the "REMAINING MORTGAGED PROPERTIES")--

                  (i) the Lender's receipt of separate statements of income and expense, in the form required under
                        Section 13.01(d)(3), for the Collateral Release Property and the Remaining Mortgaged Properties, covering the quarterly and 12 month periods ending with the most recent quarter for which statements of income and expense for the Mortgaged Properties are required to be delivered pursuant to Section 13.01(d)(3); and

                   (ii) the  Lender's  determination   that  the  Remaining
                        Mortgaged Properties can be operated separately from the Collateral Release Property and any other phases of the project which are not Mortgaged Properties. In making this determination, the Lender shall evaluate whether the Remaining Mortgaged Properties comply with the terms of Sections 203 and 208 of the DUS Guide, which, as of the date of this Agreement, require, among other things, that a phase which constitutes collateral for a loan made in accordance with the terms of the DUS Guide (i) have adequate ingress and egress to existing public roadways, either by location of the phase on a dedicated, all-weather road or by access to such a road by means of a satisfactory easement,
                        (ii) have access which is sufficiently attractive and direct from major thoroughfares to be conducive to continued good marketing, (iii) have a location which is not (A) inferior to other phases, (B) such that inadequate maintenance of other phases would have a significant negative impact on the phase, and (C) such that the phase is visible only after passing through the other phases of the project and
                        (iv) comply with such other issues as are dictated by prudent practice;

            (i) Receipt by the Lender of a writing, dated as of the Closing Date, signed by the Borrower Parties, in the form attached as EXHIBIT T to this Agreement, pursuant to which the Borrower Parties confirm that their obligations under the Loan Documents are not adversely affected by the release of the Collateral Release Property from the Collateral;

            (j) The remaining Mortgaged  Properties  in the Collateral Pool
      shall   satisfy   the   then-existing   Geographical  Diversification
      Requirements; and

            (k) The satisfaction of all applicable General Conditions set forth in Article X.

      SECTION 7.04. SUBSTITUTIONS. Subject to the terms, conditions and limitations of Articles VI and VII, the Borrower may simultaneously add a Multifamily Residential Property to the Collateral Pool and release a Mortgaged Property from the Collateral Pool, thereby effecting a substitution of Collateral.


                           ARTICLE VIII

                   EXPANSION OF CREDIT FACILITY

      SECTION 8.01. RIGHT TO INCREASE BASE FACILITY CREDIT COMMITMENT. Subject to the terms, conditions and limitations of this Article, the Borrower shall have the right, at any time or from time to time during the Base Facility Availability Period, to increase the Base Facility Credit Commitment and to obtain a Future Advance in the amount of the increase.

      SECTION 8.02. PROCEDURE FOR OBTAINING INCREASES IN BASE FACILITY CREDIT COMMITMENT.

            SECTION 8.02(a) REQUEST. In order to obtain an increase in the Base Facility Credit Commitment and a Future Advance in the amount of the increase, the Borrower may from time to time deliver a written request for an increase (a "CREDIT FACILITY EXPANSION REQUEST") to the Lender, in the form attached as EXHIBIT U to this Agreement. Each Credit Facility Expansion Request shall be accompanied by (and no Credit Facility Expansion Request shall be effective unless it is accompanied by) the following:

                    (i) A  designation   of  the  amount  of  the  proposed
                        increase;

                   (ii) A request that the  Lender  inform  the Borrower of
                        any change in the Geographical Diversification Requirements.

          SECTION 8.02(b) CLOSING.  If none of the limitations contained in
     Section 8.03 is violated, and all conditions contained in Section 8.04 are satisfied, the Lender shall permit the requested increase in the Base Facility Credit Commitment, and shall make the Future Advance, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 15 Business Days after the Lender's receipt of the Credit Facility Expansion Request (or on such other date to which the Borrower and the Lender may agree).

     SECTION 8.03.    LIMITATIONS ON RIGHT TO INCREASE BASE FACILITY CREDIT
COMMITMENT.   The Borrower's  right to increase the Base Facility Credit
Commitment is subject to the following limitations:

               SECTION  8.03(1)  BASE  FACILITY CREDIT  COMMITMENT.   After
          giving effect to the proposed increase, the Base Facility Credit Commitment shall not exceed $200,000,000.

               SECTION  8.03(2)  MINIMUM  REQUEST.   Each Request for an
          increase in the Base Facility Credit Commitment shall be in the minimum amount of $10,000,000.

               SECTION 8.03(3) FUTURE ADVANCE.   The Borrower must obtain a
          Future Advance in the amount of the increase in the Base
          Facility Credit Commitment.

     SECTION 8.04. CONDITIONS PRECEDENT TO INCREASE IN BASE FACILITY CREDIT COMMITMENT. The right of the Borrower to increase the Base Facility Credit Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

          (a) (1) the Borrower has added one or more Additional Mortgaged Properties to the Collateral Pool, subject to compliance  with all of the  terms  and  conditions  of
                    Article VI;

               (2) the Debt Service Coverage Ratio for the Trailing 12 Month Period for the aggregate of such Additional Mortgaged Properties is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period and the Debt Service Coverage Ratio for the Trailing Three Month Period for the aggregate of such Additional Mortgaged Properties is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period; and

               (3) the increase in the Base Facility Credit Commitment is not greater than the product obtained by multiplying
                    (A) the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period by (b) the aggregate of the Initial Valuations of such Additional Mortgaged Properties.

          For these purposes, the term "DEBT SERVICE COVERAGE RATIO" means, with respect to such Additional Mortgaged Properties, for any specified date, the Aggregate Debt Service Coverage Ratio, computed with the following modifications:

                    (i) Net Operating Income shall be computed for such Additional Mortgaged Properties only; and

                    (ii) the Facility Debt Service  shall  be computed with
                         respect to the Future Advance being made in connection with the increase in the Base Facility Credit Commitment only.

          (b) After giving effect to the requested increase--

               (1) the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period;

               (2) the Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period is not less than the Minimum Aggregate Debt Service Coverage Ratio for the Trailing Three Month Period; and

               (3) the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is not greater than the Maximum Aggregate Loan to Value Ratio for the Trailing 12 Month Period;

          (c) The delivery of a Base Facility Note, duly executed by the Borrower, in the amount of the Advance, reflecting all of the terms of the Future Advance;

          (d) The receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, increasing the limits of liability to the Base Facility Credit Commitment, as increased under this Article, showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender, together with any reinsurance agreements required by the Lender;

          (e) The receipt by the Lender of fully executed original copies of all Credit Facility Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to the Lender in all respects;

          (f) If determined necessary by the Lender, the Borrower's agreement to such geographical diversification requirements as the Lender may determine; and

          (g) The satisfaction of all applicable General Conditions set forth in Article X.

     SECTION  8.05.    INTEREST RATE OF ADVANCES AFTER INCREASE IN BASE
FACILITY CREDIT COMMITMENT.   In the event the Base Facility Credit
Commitment increases pursuant to an increase in the Base Facility Credit Commitment under this Article, the Coupon Rate for any Base Facility Advance which is allocable to the increase shall equal the rate set forth in Section 2.03(d)(2) or (3), as applicable.

                            ARTICLE IX

              DEFEASANCE AND SUPPLEMENTAL PROVISIONS;
                   TERMINATION OF CREDIT FACILITY

     SECTION  9.01.    DEFEASANCE AND SUPPLEMENTAL PROVISIONS;  TERMINATION
OF CREDIT FACILITY.   All of the terms of EXHIBIT Z to this Agreement are
incorporated into this Agreement to the fullest extent as if the text of the Exhibit were set forth in its entirety herein.


                             ARTICLE X

           GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS

     The obligation of the Lender to close the transaction requested in a Request shall be subject to the following conditions precedent (the "GENERAL CONDITIONS") in addition to any other conditions precedent set forth in this Agreement:

          (a) PAYMENT OF  EXPENSES.   The payment by the Borrower of the
     Lender's fees and expenses payable in accordance with this Agreement for which the Lender has presented an invoice on or before the Closing Date for the Request;

          (b)  NO MATERIAL ADVERSE CHANGE.   There has been no material
     adverse change in the financial condition, business or prospects of the Borrower Parties or in the physical condition, operating performance or value of any of the Mortgaged Properties since the Initial Closing Date (or, with respect to the conditions precedent to the Initial Advance, from the condition, business or prospects reflected in the financial statements, reports and other information obtained by the Lender during its review of the Borrower Parties and the Initial Mortgaged Properties);

          (c) NO  DEFAULT.   There shall exist no Event of Default or
     Potential Event of Default on the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred;

          (d) NO INSOLVENCY. Receipt by the Lender on the Closing Date for the Request of evidence satisfactory to the Lender that no Borrower Party is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor;

          (e) NO UNTRUE STATEMENTS. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary in order to make the information contained therein not misleading;

          (f) REPRESENTATIONS AND WARRANTIES. All representations and warranties made by any Borrower Party in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request;

          (g) NO CONDEMNATION OR CASUALTY. There shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against any Mortgaged Property and there shall not have occurred any casualty to any improvements located on any Mortgaged Property if the condemnation or casualty will have a Material Adverse Effect;

          (h) DELIVERY OF CLOSING DOCUMENTS. The receipt by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

               (1)   A Compliance Certificate;

               (2)   An Organizational Certificate; and

               (3) Such other documents, instruments, approvals (and, if requested by the Lender, certified duplicates of executed copies thereof) and opinions as the Lender may request;

          (i) DELIVERY OF CLOSING DOCUMENTS RELATING TO INITIAL ADVANCE REQUEST, COLLATERAL ADDITION REQUEST OR CREDIT FACILITY EXPANSION REQUEST. With respect to the closing of the Initial Advance Request, a Collateral Addition Request, or a Credit Facility Expansion Request, the receipt by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:

               (1) Fully executed original copies of each Loan Document required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than the Lender), each of which shall be in full force and effect; and

               (2) Favorable opinions of counsel to the Borrower Parties, as to the due organization and qualification of the Borrower Parties, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as the Lender may require.

          (j)  DELIVERY  OF PROPERTY-RELATED DOCUMENTS.   With respect to
     each of the Mortgaged Properties to be made part of the Collateral Pool on the Closing Date for the Initial Advance Request or a Collateral Addition Request, the receipt by the Lender of the following, each dated as of the Closing Date for the Initial Advance Request or Collateral Addition Request, as the case may be, in form and substance satisfactory to the Lender in all respects:

               (1) A favorable opinion of local counsel to the Borrower Parties or the Lender as to the enforceability of the Security Instrument, and any other Loan Documents, executed in connection with the Request;

               (2) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment;

               (3) The Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Mortgaged Property;

               (4) The Survey applicable to the Mortgaged Property;

               (5) Evidence of Compliance with Property Laws applicable to the Mortgaged Property;

               (6) An Appraisal of the Mortgaged Property;

               (7) A Replacement Reserve Agreement (or an amendment to an existing Replacement Reserve Agreement), providing for the establishment of a replacement reserve account, to be pledged to the Lender, in which the Owner shall (unless waived by the Lender) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for the Borrower Parties' obligations under the Loan Documents;

               (8) A Completion/Repair Agreement (or an amendment to an existing Completion/Repair Agreement), if the Lender determines one to be necessary or desirable;

               (9) An Assignment of Management Agreement, on the standard form required by the DUS Guide; and

               (10) An Assignment of Leases and Rents, if the Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.

                            ARTICLE XI

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF LENDER

     SECTION 11.01. REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender hereby represents and warrants to the Borrower Parties as follows:

          SECTION  11.01(a) DUE ORGANIZATION.   The  Lender  is  a  limited
     liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

          SECTION  11.01(b)  POWER  AND  AUTHORITY.   The  Lender  has  the
     requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

          SECTION 11.01(c) DUE AUTHORIZATION. The execution and delivery by the Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

     SECTION 11.02.   COVENANTS OF THE LENDER.

          SECTION 11.02(a) CAP RATES. The Lender shall determine Cap Rates for the Mortgaged Properties approximately once each year. The Lender shall determine the Cap Rates in its sole and absolute discretion, on the basis of its internal survey and analysis of cap rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as the Lender deems appropriate in its sole and absolute discretion and shall not be obligated to rely on any information provided by the Borrower Parties. The Lender shall have the right to select additional Cap Rates during the year at any time the Lender determines that changed market or property conditions warrant such action.

          SECTION 11.02(b) VALUATIONS.

          The Lender shall perform a Valuation for each of the Mortgaged Properties, and a determination of the Aggregate Debt Service Coverage Ratios and Aggregate Loan to Value Ratio for the Trailing 12 Month Period (all of which Valuations and determinations shall be binding and conclusive on the Borrower Parties) once each calendar quarter, within 20 Business Days after the Borrower Parties have delivered to the Lender the reports required in Sections 13.01(d)(3) and (4).
     The Net Operating Income used in the Valuations shall be based on the property statements furnished by the Borrower pursuant to Sections 13.01(d)(3) and (4). The Lender shall have the right to perform additional Valuations and determinations at other times during the year (i) in connection with a Request, or (ii) at any time the Lender determines that changed market or property conditions warrant such action. The Lender shall deliver to the Borrower a notice showing the Valuation for each Mortgaged Property, promptly after it is completed.


                            ARTICLE XII

      REPRESENTATIONS AND WARRANTIES OF THE BORROWER PARTIES

     SECTION 12.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER PARTIES. Each Borrower Party hereby represents and warrants to the Lender, with respect to itself, as follows:

          SECTION 12.01(a) DUE ORGANIZATION; QUALIFICATION.

               (1) The REIT is a corporation duly organized, validly existing in good standing in the State of Maryland. Each other Borrower Party is a general partnership, limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing in the State in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of the Borrower Party to perform, the Obligations under this Agreement and the other Loan Documents. Each Owner is qualified to transact business and is in good standing in each State in which it owns a Mortgaged Property.

               (2) The Borrower Party's principal place of business, principal office and office where it keeps its books and records as to the Collateral is located at its Notice Address.

          SECTION 12.01(b) POWER AND AUTHORITY. The Borrower Party has the requisite power and authority (i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Obligations hereunder and under the other Loan Documents and (ii) to execute and deliver this Agreement and the other Loan Documents and to carry out the transactions contemplated by this Agreement and the other Loan Documents.

          SECTION 12.01(c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents have been duly authorized by all necessary action and proceedings by or on behalf of the Borrower Party, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of the Borrower Party as a condition to the valid execution, delivery and performance by the Borrower Party of this Agreement or any of the other Loan Documents.

          SECTION 12.01(d) VALID AND BINDING OBLIGATIONS. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by the Borrower Party and constitute the legal, valid and binding obligations of the Borrower Party, enforceable against the Borrower Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any court.

          SECTION 12.01(e) NON-CONTRAVENTION; NO LIENS. Neither the execution and delivery of this Agreement and the other Loan Documents, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the other Loan Documents nor the payment of the
     Obligations:

               (1) does or will conflict with or result in any breach or violation of any Applicable Law, rule or regulation enacted or issued by any Governmental Authority or other agency having jurisdiction over the Borrower Party, any of the Mortgaged Properties or any other portion of the Collateral or other assets of the Borrower Party, or any judgment or order applicable to the Borrower Party or to which the Borrower Party, any of the Mortgaged Properties or other assets of the Borrower Party are subject;

               (2) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of the Borrower Party's Organizational Documents, any indenture, existing agreement or other instrument to which the Borrower Party is a party or to which the Borrower Party, any of the

                    Mortgaged Properties or any other portion of the Collateral or other assets of the Borrower Party are subject;

               (3) does or will result in or require the creation of any Lien on all or any portion of the Collateral or any of the Mortgaged Properties, except for the Permitted Liens; or

               (4) does or will require the consent or approval of any creditor of the Borrower Party, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

          SECTION 12.01(f) PENDING LITIGATION OR OTHER PROCEEDINGS. There is no pending or, to the best knowledge of the Borrower Party, threatened action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator against or affecting any Mortgaged Property or any other portion of the Collateral or other assets of the Borrower Party, which, if decided adversely to the Borrower Party, would have, or may reasonably be expected to have, a Material Adverse Effect. The Borrower Party is not in default with respect to any order of any Governmental Authority.

          SECTION 12.01(g) SOLVENCY. The Borrower Party is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or the other Loan Documents and after giving effect to such transactions, the Borrower Party will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will the Borrower Party have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower Party did not receive less than a reasonably equivalent value in exchange for
     incurrence of the Obligations.   There (i) is no contemplated, pending
     or, to the best of the Borrower Party's knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting the Borrower Party or any of the Mortgaged Properties and (ii) has been no assertion or exercise of jurisdiction over the Borrower Party or any of the Mortgaged Properties by any court empowered to exercise bankruptcy powers.

          SECTION 12.01(h) NO CONTRACTUAL DEFAULTS.   There are no defaults
     by the Borrower Party or, to the knowledge of the Borrower Party, by any other Person under any contract to which the Borrower Party is a party relating to any Mortgaged Property, including any management, rental, service, supply, security, maintenance or similar contract, other than defaults which do not permit the non-defaulting party to terminate the contract and which do not have, and are not reasonably
     expected to have, a Material Adverse Effect.   Neither the Borrower
     Party nor, to the knowledge of the Borrower Party, any other Person, has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts affecting or concerning any

     Mortgaged Property other than defaults which do not permit the non-defaulting party to terminate the contract and which do not have, and are not reasonably expected to have, a Material Adverse Effect.

          SECTION   12.01(i)  COMPLIANCE  WITH  THE  LOAN  DOCUMENTS.   The
     Borrower Party is in compliance with all provisions of the Loan Documents to which it is a party or by which it is bound. The representations and warranties made by the Borrower Party in the Loan Documents are true, complete and correct as of the Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          SECTION 12.01(j)  ERISA.   The Borrower Party is in compliance in
     all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title IV of
     ERISA.   None of the assets of the Borrower Party constitute plan
     assets (within the meaning of Department of Labor Regulation
     Section 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

          SECTION 12.01(k)  FINANCIAL INFORMATION.    The financial
     projections relating to the Borrower Party and delivered to the Lender on or prior to the date hereof, if any, were prepared on the basis of assumptions believed by the Borrower Party, in good faith at the time of preparation, to be reasonable and the Borrower Party is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect; provided, however, that no representation or warranty is made that any result set forth in such financial projections shall be achieved. The financial statements of the Borrower Party which have been furnished to the Lender are complete and accurate in all material respects and present fairly the financial condition of the Borrower Party, as of its date in accordance with GAAP, applied on a consistent basis, and since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect, and there has not been any material transaction entered into by the Borrower Party other than transactions in the ordinary course of business or transactions which have been disclosed by the Borrower Party to the Lender in writing. The Borrower Party has no material Contingent Obligations which are not otherwise disclosed in its most recent financial statements.

          SECTION   12.01(l)  ACCURACY OF INFORMATION.   No information,
     statement or report furnished in writing to the Lender by the Borrower Party in connection with this Agreement or any other Loan Document or in connection with the consummation of the transactions contemplated hereby and thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and the representations and warranties of the Borrower Party and the statements, information and descriptions contained in the Borrower Party's closing certificates, as of the Closing Date, are true, correct and complete in all material respects, do not contain any untrue statement or misleading statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary to make the certifications, representations, warranties, statements, information and descriptions contained therein, in light of the circumstances under which they were made, not misleading; and the estimates and the assumptions contained herein and in any certificate of the Borrower Party delivered as of the Closing Date are reasonable and based on the best information available to the Borrower Party.

          SECTION 12.01(m) NO CONFLICTS OF INTEREST. To the best knowledge of the Borrower Party, no member, officer, agent or employee of the Lender has been or is in any manner interested, directly or indirectly, in that Person's own name, or in the name of any other Person, in the Loan Documents, the Borrower Party or any Mortgaged Property, in any contract for property or materials to be furnished or used in connection with such Mortgaged Property or in any aspect of the transactions contemplated by the Loan Documents.

          SECTION 12.01(n) GOVERNMENTAL APPROVALS.   No Governmental
     Approval not already obtained or made is required for the execution and delivery or approval, as the case may be, of this Agreement or any other Loan Document or the performance of the terms and provisions hereof or thereof by the Borrower Party.

          SECTION 12.01(o) GOVERNMENTAL ORDERS. The Borrower Party is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

          SECTION 12.01(p) NO RELIANCE. The Borrower Party acknowledges, represents and warrants that it understands the nature and structure of the transactions contemplated by this Agreement and the other Loan Documents, that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; and that it has not relied on the Lender or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Agreement or any other Loan Document or otherwise relied on the Lender or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Agreement, any other Loan Document or any of the matters contemplated hereby or thereby.

          SECTION 12.01(q) COMPLIANCE WITH APPLICABLE LAW. The Borrower Party is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had, and are not reasonably expected to cause, a Material Adverse Effect.

          SECTION 12.01(r) CONTRACTS WITH AFFILIATES. Except as otherwise approved in writing by the Lender, the Borrower Party has not entered into and is not a party to any contract, lease or other agreement with any Affiliate of the Borrower Party for the provision of any service, materials or supplies to any Mortgaged Property (including any contract, lease or agreement for the provision of property management services, cable television services or equipment, gas, electric or other utilities, security services or equipment, laundry services or
     equipment or telephone services or equipment).   The  Lender hereby
     approves the property management agreements set forth on EXHIBIT W to this Agreement.

          SECTION 12.01(s) LINES OF BUSINESS. The Borrower is not engaged (and each other Borrower Party is not principally engaged) in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management of Multifamily Residential Properties, and the conduct of these businesses does not violate the Organizational Documents pursuant to which it is formed.

          SECTION 12.01(t) STATUS AS A REAL ESTATE INVESTMENT TRUST. During the Term of this Agreement, the REIT will qualify, and be taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and will not be engaged in any activities which would jeopardize such qualification and tax treatment.

          SECTION 12.01(u) YEAR 2000 COMPLIANCE. The Borrower Party has conducted a comprehensive review and assessment of its computer systems and applications and made inquiry of the Borrower Party's key suppliers and vendors with respect to the so-called "year 2000 problem" (the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, the Borrower Party does not believe that the "year 2000 problem" will result in a material adverse change in the ability of the Borrower Party and its Subsidiaries to manage and operate their properties and pay and perform their
     obligations hereunder.   For these purposes, the term "KEY SUPPLIERS
     AND VENDORS" means those suppliers and vendors whose failure to perform their obligations to the Operating Partnership would have, or may reasonably be expected to have, a Material Adverse Effect.

          SECTION 12.01(v) AMENDED AND RESTATED BASE FACILITY NOTE. Borrower acknowledges that, at Borrower's request, the Lender is receiving the assignment of two notes and mortgages from Manufacturers and Traders Trust Company (the "ASSIGNING LENDER") and consolidating the two notes, together with an additional "gap" note, into the Amended and Restated Note, and the two mortgages, together with an additional "gap" mortgage, into the Amended and Restated Security Instrument covering the Initial Mortgaged Properties located in New York, all as set forth in that certain Consolidation, Extension, Spreader and Modification Agreement, dated the same date as this Agreement (the "CONSOLIDATION AGREEMENT"), by and between the Borrower and the Lender (such notes and mortgages being assigned being referred to as the "ASSIGNED LOAN DOCUMENTS"). The

     Consolidation Agreement contains a true, correct and complete description of the Assigned Loan Documents and there have been no amendments to the Assigned Loan Documents, except as set forth in the Consolidation Agreement. There are no defaults on the part of the borrower under the Assigned Loan Documents and the unpaid principal balance of the Assigned Loan Documents is as set forth in the pay-off letter from the Assigning
     Lender delivered previously to the Lender.   The borrower under the
     Assigned Loan Documents has no defense, offset or counterclaim against enforcement under the Assigned Loan Documents, and such borrower has
     not made any assertion thereof.   The Assigning Lender owns the
     Assigned Loan Documents and neither the Assigning Lender nor any other Person has Transferred any of its interest in the Assigned Loan Documents, except to the Lender.

     SECTION 12.02. REPRESENTATIONS AND WARRANTIES OF THE OWNERS. Each Owner hereby represents and warrants to the Lender as follows:

          SECTION 12.02(a) TITLE. Each Owner has good, valid, marketable and indefeasible title to each Mortgaged Property (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide), free and clear of all Liens whatsoever except the Permitted Liens. The Subsidiary Owner holds record title to the Mortgaged Properties identified on Exhibit A as Patricia Court and Karen Court under a different name, but the Subsidiary Owner and the record title holders of such Mortgaged Properties are one and the same Person. Each Security Instrument, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first lien on the Mortgaged Property intended to be encumbered thereby (including the Leases of such Mortgaged Property and the rents and all rights to collect rents under
     such Leases), subject only to Permitted Liens.   Except for any
     Permitted Liens, there are no Liens or claims for work, labor or materials affecting any Mortgaged Property which are or may be prior to, subordinate to, or of equal priority with, the Liens created by the Loan Documents. The Permitted Liens do not have, and may not reasonably be expected to have, a Material Adverse Effect.

          SECTION 12.02(b) IMPOSITIONS. Each Owner has filed all property and similar tax returns required to have been filed by it with respect to each Mortgaged Property and has paid and discharged, or caused to be paid and discharged, all installments for the payment of all Taxes due to date, and all other material Impositions imposed against, affecting or relating to each Mortgaged Property other than those which have not become due, together with any fine, penalty, interest or cost for nonpayment pursuant to such returns or pursuant to any assessment received by it. Each Owner has no knowledge of any new proposed Tax, levy or other governmental or private assessment or charge in respect of any Mortgaged Property which has not been disclosed in writing to the Lender.

          SECTION 12.02(c) ZONING. Each Mortgaged Property complies in all material respects with all Applicable Laws affecting such Mortgaged
     Property.   Without limiting the
                                    50
     foregoing, all material Permits, including certificates of occupancy, have been issued and are in full force and effect. Neither the Owner nor, to the knowledge of the Owner, any former owner of any Mortgaged Property, has received any written notification or threat of any actions or proceedings regarding the noncompliance or nonconformity of any Mortgaged Property with any Applicable Laws or Permits (other than notices of noncompliance which have been cured), nor is the Owner otherwise aware of any such pending actions or proceedings.

          SECTION 12.02(d) LEASES. Each Owner has delivered to the Lender a true and correct copy of its form apartment lease for each Mortgaged Property (and, with respect to leases executed prior to the date on which the Owner first owned the Mortgaged Property, the form apartment lease used for such leases), and each Lease with respect to such Mortgaged Property is in the form thereof, with no material modifications thereto, except as previously disclosed in writing to the Lender. Except as set forth in a Rent Roll, no Lease for any unit in any Mortgaged Property (i) is for a term in excess of two years, including any renewal or extension period unless such renewal or extension period is subject to termination by the Owner upon not more than 30 days' written notice, (ii) provides for prepayment of more than one month's rent, or (iii) was entered into in other than the ordinary course of business.

          SECTION   12.02(e)  RENT ROLL.   Each Owner has executed and
     delivered to the Lender a Rent Roll for each Mortgaged Property, each dated as of and delivered within 30 days prior to the Closing Date. Each Rent Roll sets forth each and every unit subject to a Lease which is in full force and effect as of the date of such Rent Roll. The information set forth on each Rent Roll is true, correct and complete in all material respects as of its date and there has occurred no material adverse change in the information shown on any Rent Roll from
     the date of each such Rent Roll to the Closing Date.   Except as
     disclosed in the Rent Roll with respect to each Mortgaged Property or otherwise previously disclosed in writing to the Lender, no Lease is in effect as of the date of the Rent Roll with respect to such Mortgaged Property. Notwithstanding the foregoing, any representation in this subsection (e) made with respect to a time period occurring prior to the date on which the Owner owned the Mortgaged Property is made to the best of the Owner's knowledge.

          SECTION 12.02(f) STATUS OF LANDLORD UNDER LEASES. Except for any assignment of leases and rents which is a Permitted Lien or which is to be released in connection with the consummation of the transactions contemplated by this Agreement, each Owner is the owner and holder of the landlord's interest under each of the Leases of units in each Mortgaged Property and there are no prior outstanding assignments of any such Lease, or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder.

          SECTION   12.02(g)  ENFORCEABILITY OF LEASES.    Each Lease
     constitutes the legal, valid and binding obligation of the Owner and, to the knowledge of the Owner, of each of the other parties thereto, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally, and equitable principles, and except as disclosed in writing to the Lender, no notice of any default by the Owner which remains uncured has been sent by any tenant under any such Lease, other than defaults which do not have, and are not reasonably expected to have, a Material Adverse Effect.

          SECTION  12.02(h)  NO LEASE OPTIONS.   All premises demised to
     tenants under Leases are occupied by such tenants as tenants only. No Lease contains any option or right to purchase, right of first refusal
     or any other similar provisions.   No option or right to purchase,
     right of first refusal, purchase contract or similar right exists with respect to any Mortgaged Property.

          SECTION  12.02(i)  INSURANCE.   Each Owner has delivered to the
     Lender true and correct certified copies of all Insurance Policies currently in effect as of the date of this Agreement with respect to the Mortgaged Property which it owns. Each such Insurance Policy complies in all material respects with the requirements set forth in the Loan Documents.

          SECTION 12.02(j) TAX PARCELS. Each Mortgaged Property is on one or more separate tax parcels, and each such parcel (or parcels) is (or are) separate and apart from any other property.

          SECTION  12.02(k)  ENCROACHMENTS.   Except  as disclosed  on  the
     Survey  with  respect  to  each  Mortgaged  Property,  none   of   the
     improvements located on any Mortgaged Property encroaches upon the property of any other Person or upon any easement encumbering the Mortgaged Property, nor lies outside of the boundaries and building restriction lines of such Mortgaged Property and no improvement located on property adjoining such Mortgaged Property lies within the boundaries of or in any way encroaches upon such Mortgaged Property.

          SECTION 12.02(l) INDEPENDENT UNIT. Except for Permitted Liens and as disclosed on EXHIBIT X to this Agreement, or as disclosed in a Title Insurance Policy or Survey for the Mortgaged Property, each Mortgaged Property is an independent unit which does not rely on any drainage, sewer, access, parking, structural or other facilities located on any Property not included either in such Mortgaged Property or on public or utility easements for the (i) fulfillment of any zoning, building code or other requirement of any Governmental Authority that has jurisdiction over such Mortgaged Property, (ii) structural support, or (iii) fulfillment of the requirements of any Lease or other agreement affecting such Mortgaged Property. Each Owner, directly or indirectly, has the right to use all amenities, easements, public or private utilities, parking, access routes or other items necessary or currently used for the operation of each Mortgaged Property. All public utilities are installed and operating at each Mortgaged Property and all billed installation and connection charges have been paid in full.  Each Mortgaged Property is contiguous
     to (or benefits from an irrevocable unsubordinated easement permitting access from such Mortgaged Property to) a physically open, dedicated public street, and has all necessary permits for ingress and egress and is adequately serviced by public water, sewer systems and utilities. No building or other improvement not located on a Mortgaged Property relies on any part of the Mortgaged Property to fulfill any zoning requirements, building code or other requirement of any Governmental Authority that has jurisdiction over the Mortgaged Property, for structural support or to furnish to such building or improvement any essential building systems or utilities.

          SECTION 12.02(m) CONDITION OF THE MORTGAGED PROPERTIES. Except as disclosed in any third party report delivered to the Lender prior to the date on which the Owner's Mortgaged Property is added to the Collateral Pool, or otherwise disclosed in writing by the Owner to the Lender prior to such date, each Mortgaged Property is in good condition, order and repair, there exist no structural or other material defects in such Mortgaged Property (whether patent or, to the best knowledge of the Owner, latent or otherwise) and the Owner has not received notice from any insurance company or bonding company of
     (i) any defects or inadequacies in such Mortgaged Property, or any part of it, which would adversely affect the insurability of such Mortgaged Property or cause the imposition of extraordinary premiums or charges for insurance or (ii) any termination or threatened termination of any policy of insurance or bond. No claims have been made against any contractor, architect or other party with respect to the condition of any Mortgaged Property or the existence of any structural or other material defect therein. No Mortgaged Property has been materially damaged by casualty which has not been fully repaired or for which insurance proceeds have not been received or are not expected to be received except as previously disclosed in writing to the Lender. There are no proceedings pending for partial or total condemnation of any Mortgaged Property except as disclosed in writing to the Lender.



                           ARTICLE XIII

                 COVENANTS OF THE BORROWER PARTIES

     SECTION 13.01. AFFIRMATIVE COVENANTS OF THE BORROWER PARTIES. Each Borrower Party agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of this Agreement:

          SECTION 13.01(a) COMPLIANCE WITH AGREEMENTS; NO AMENDMENTS. The Borrower Party shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that the Borrower Party's failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.

          SECTION 13.01(b) MAINTENANCE OF EXISTENCE. The Borrower Party shall maintain its existence and continue to be a limited partnership, limited liability company or corporation, as the case may be, organized  under  the  laws  of  the  state of its organization,  duly
     qualified  to  do  business  in  each  jurisdiction   in   which  such
     qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document.

          SECTION  13.01(c)  MAINTENANCE OF REIT STATUS.   The  REIT  shall
     qualify and be taxed as a real estate investment trust under Subchapter M of the Internal Revenue Code.

          SECTION 13.01(d) FINANCIAL  STATEMENTS;  ACCOUNTANTS'  REPORTS;
     OTHER  INFORMATION.    The  Borrower Party shall keep and
     maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (x) all of the Borrower Party's financial transactions and assets and (y) the results of the operation of each Mortgaged Property and copies of all written contracts, Leases and other instruments which affect each Mortgaged Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service waste management service, telephone service and management services). In addition, the Borrower Parties shall furnish, or cause to be furnished, to the Lender:

               SECTION 13.01(d)(1)  ANNUAL  FINANCIAL  STATEMENTS.   As soon
               as available, and in any event within 90 days after the close of its fiscal year during the Term of this Agreement, the audited balance sheet of the REIT and its Subsidiaries as of the end of such fiscal year, the audited statement of income, owners' equity and retained earnings of the REIT and its Subsidiaries for such fiscal year and the audited statement of cash flows of the REIT and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of the REIT's independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business; provided, however, that the REIT shall not be obligated to deliver any of the financial statements or opinions described in this paragraph (1) for any specified year if the REIT has delivered to the Lender its Form 10-K for the specified year pursuant to Section 13.01(d)(7) and the Form 10-K contains the financial statements and opinions requested in this paragraph.

               SECTION 13.01(d)(2) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the close of each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited balance sheet of the REIT and its Subsidiaries as of the end of such fiscal quarter, the unaudited statement of income and retained earnings of the REIT and its Subsidiaries and the unaudited statement of cash flows of the REIT and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the Chief Financial Officer of the REIT to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP; provided, however, that the REIT shall not be obligated to deliver any of the financial statements or certificates for any specified period if the REIT has delivered to the Lender its Form 10-Q for the specified period pursuant to
          Section 13.01(d)(7) and the Form 10-Q contains the financial statements and certificates requested in this paragraph.

               SECTION 13.01(d)(3) QUARTERLY PROPERTY STATEMENTS. As soon as available, and in any event within 30 days after the close of each of the first three fiscal quarters of each fiscal year during the Term of this Agreement (or, upon the Lender's request, on a monthly basis, within 30 days of the close of the prior month), a statement of net operating income of each Mortgaged Property for such fiscal quarter (or month, as the case may be) and calendar "year to date" period ending as of the close of such fiscal quarter (or month, as the case may be), accompanied  by  a certificate of the Chief
          Financial Officer of the REIT to the effect that each such statement of net operating income fairly, accurately and completely presents the operations of each such Mortgaged Property
          for the period indicated.   Notwithstanding the
          foregoing, the Borrower shall not be required to provide any statement of net operating income to the extent such income or expenses are allocable to any period occurring prior to the date on which the applicable Owner acquired the Mortgaged
          Property.

               SECTION 13.01(d)(4) ANNUAL PROPERTY STATEMENTS. As soon as available, and in any event within 45 days after the end of the fiscal year, an annual statement of net operating income of each Mortgaged Property for such fiscal year, accompanied by a certificate of the Chief Financial Officer of the REIT to the effect that each such statement of net operating income fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.

          Notwithstanding the foregoing, the Borrower shall not be required to provide any statement of net operating income to the extent such income or expenses are allocable to any period occurring prior to the date on which the applicable Owner acquired the Mortgaged Property.

               SECTION 13.01(d)(5) UPDATED RENT ROLLS. Upon the Lender's reasonable request, a current Rent Roll for each Mortgaged Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by the Lender and in the form required by the Lender and accompanied by a certificate of the Chief Financial Officer of the Borrower or the REIT to the effect that each such Rent
          Roll fairly, accurately and completely presents the information required therein.

               SECTION 13.01(d)(6) SECURITY DEPOSIT INFORMATION. Upon the Lender's reasonable request, an accounting of all security deposits held in connection with any lease of any part of any Mortgaged Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for the Lender to access information regarding such accounts.

               SECTION 13.01(d)(7) SECURITIES LAW REPORTING INFORMATION. So long as the REIT is a reporting company under the Securities and Exchange Act of 1934, promptly upon their becoming available, (a) copies of all financial statements, reports and proxy statements sent or made available generally by the REIT or any other Borrower Party, or any of their Affiliates, to their respective security holders, (b) all regular and periodic reports and all registration statements
          (other than the exhibits thereto and any registration statements on Form S-8 or a similar form) and prospectuses, if any, filed by the REIT or any other Borrower Party, or any of their Affiliates, with the Securities and Exchange Commission or other Governmental Authorities, including without limitation all reports on Form 10-K, 10-Q and 8-K, and (c) all press releases and other statements made available generally by the REIT or any Borrower Party, or any of their Affiliates, to the public concerning material developments in the business of the REIT or other party (and such press releases and other statements shall be sent to Fannie Mae and to the Lender).

               SECTION 13.01(d)(8) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, copies of any reports or management letters submitted to the Borrower Party by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (d)(1) above);
          provided, however, that the Borrower

          Party shall only be required to deliver such reports and management letters to the extent that they relate to any Borrower Party or any Mortgaged Property.

               SECTION 13.01(d)(9) ANNUAL BUDGETS. Promptly, and in any event within 60 days after the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including a capital improvements budget, of maintaining and operating each Mortgaged Property.

               SECTION 13.01(d)(10) OPERATING PARTNERSHIP'S PLANS AND PROJECTIONS. Within 90 days after the beginning of each fiscal year, copies of the Operating Partnership's "trend reports" for the current and succeeding fiscal years, in substantially the form previously submitted to the Lender, certified as true and correct by the Chief Financial Officer of the REIT.

               SECTION 13.01(d)(11) ANNUAL RENTAL AND SALES COMPARABLE ANALYSIS. If produced by any Borrower Party, a rental and sales comparable analysis of the local real estate market in which each Mortgaged Property is located, in the form customarily used by the Borrower Party.

               SECTION 13.01(d)(12) OTHER REPORTS. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by the Borrower Party pursuant to the Loan Documents reasonably requested by the Lender with respect to the Borrower Party's business affairs or condition (financial or otherwise) or any of the Mortgaged Properties.

          If, after written request from the Lender, any Borrower Party fails to provide in a timely manner the statements, schedules and reports required by this Section 13.01(d), the Lender shall have the right to have the Borrower Party's books and records audited, at the Borrower Party*s expense, by independent certified public accountants selected by the Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of the Lender shall become immediately due and payable and shall become an additional part of the Obligations. If an Event of Default has occurred and is continuing, each Borrower Party shall provide immediate access to the Lender upon written demand all books and records relating to the Mortgaged Property or its operation. Each Borrower Party authorizes Lender to obtain a credit report on any Borrower Party at any time.

          SECTION 13.01(e) CERTIFICATE OF COMPLIANCE. The Borrower Party shall deliver to the Lender concurrently with the delivery of the financial statements and/or reports required to be delivered pursuant to paragraphs (d)(1) and (d)(2) above a certificate signed by the Chief Financial Officer of the Borrower or the REIT stating that, to the best of the knowledge of such individual following reasonable inquiry, no Event of Default or Potential

     Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof.

          SECTION 13.01(f) MAINTAIN LICENSES. The Borrower Party shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.

          SECTION 13.01(g) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, the Borrower Party shall permit the Lender:

               (1) to inspect, make copies and abstracts of, and have reviewed or audited, such of the Borrower Party's books and records as may relate to the Obligations or any Mortgaged Property;

               (2) to discuss the Borrower Party's affairs, finances and accounts with any of the Borrower Party's officers, partners and employees;

               (3) to discuss the Borrower Party's affairs, finances and accounts with its independent public accountants, provided that the Chief Financial Officer of the Borrower Party has been given the opportunity by the Lender to be a party to such discussions; and

               (4) to receive any other information that the Lender deems necessary or relevant in connection with any Advance, any Loan Document or the Obligations.

     Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours.

          SECTION 13.01(h) INFORM THE LENDER OF MATERIAL EVENTS. The Borrower Party shall promptly inform the Lender in writing of any of the following (and shall deliver to the Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which the Borrower Party has or obtains actual knowledge:

               (1) DEFAULTS. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Loan Document;

               (2)  REGULATORY   PROCEEDINGS.    The  commencement  of  any
                    rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect;

               (3) LEGAL PROCEEDINGS. The commencement or threat of, or amendment to, any proceedings by or against the Borrower Party in any Federal, state or local court or before any Governmental Authority, or before any arbitrator, which, if adversely determined, would have, or at the time of determination may reasonably be expected to have, a Material Adverse Effect;

               (4) BANKRUPTCY PROCEEDINGS. The commencement of any proceedings by or against the Borrower Party under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

               (5) REGULATORY SUPERVISION OR PENALTY. The receipt of notice from any Governmental Authority having jurisdiction over the Borrower Party that (A) the Borrower Party is being placed under regulatory supervision, (B) any license, Permit, charter, membership or registration material to the conduct of the Borrower Party's business or the Mortgaged Properties is to be suspended or revoked or (C) the Borrower Party is to cease and desist any practice, procedure or policy employed by the Borrower Party, as the case may be, in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect;

               (6) ENVIRONMENTAL CLAIM. The receipt of notice from any Governmental Authority or other Person relating to any Environmental Claim involving the Borrower Party or any of their respective assets, including the Mortgaged Properties;

               (7) MATERIAL ADVERSE EFFECTS. The occurrence of any act, omission, change or event which has a Material Adverse Effect, subsequent to the date of the most recent audited financial statements of the Borrower delivered to the Lender pursuant to Section 13.01(d); and

               (8)  ACCOUNTING  CHANGES.   Any  material   change   in  any
                    Borrower   Party's  accounting  policies  or  financial
                    reporting practices.

          SECTION 13.01(i) SINGLE-PURPOSE  ENTITY.   The  Borrower  and the
     Subsidiary  Owner  shall each at all times maintain and conduct itself
     as  a  Single-Purpose   entity  and  each  shall  own  only  Mortgaged
     Properties.
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          SECTION 13.01(j) INSPECTION.   Each Owner shall permit any Person
     designated by the Lender (i) to make entries upon and inspections of the Mortgaged Properties; and (ii) to otherwise verify, examine and inspect the amount, quantity, quality, value and/or condition of, or any other matter relating to, any Mortgaged Property; provided, however, that prior to an Event of Default or Potential Event of Default, all such entries, examinations and inspections shall be conducted at reasonable times during normal business hours.

          SECTION 13.01(k) COMPLIANCE WITH APPLICABLE LAWS. The Borrower Party shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property or any part of any Mortgaged Property or requiring any alterations, repairs or improvements to any Mortgaged Property. The Borrower Party shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of, all Permits.

          SECTION 13.01(l) WARRANTY OF TITLE. Each Owner shall warrant and defend (a) the title to each Mortgaged Property and every part of each Mortgaged Property, subject only to Permitted Liens, and (b) the validity and priority of the lien of the applicable Loan Documents, subject only to Permitted Liens, in each case against the claims of all Persons whatsoever. Each Owner shall reimburse the Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by the Lender if an interest in any Mortgaged Property, other than with respect to a Permitted Lien, is claimed by others.

          SECTION 13.01(m) DEFENSE OF ACTIONS. The Borrower Party shall appear in and defend any action or proceeding purporting to affect the security for this Agreement or the rights or power of the Lender hereunder, and shall pay all costs and expenses, including the cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which the Lender may appear. If the Borrower Party fails to perform any of the covenants or agreements contained in this Agreement, or if any action or proceeding is commenced that is not diligently defended by the Borrower Party which affects in any material respect the Lender's interest in any Mortgaged Property or any part thereof, including eminent domain, code enforcement or proceedings of any nature whatsoever under any Applicable Law, whether now existing or hereafter enacted or amended, then the Lender may, but without obligation to do so and without notice to or demand upon the Borrower Party and without releasing the Borrower Party from any Obligation, make such appearances, disburse such sums and take such action as the Lender deems necessary or appropriate to protect the Lender's interest, including disbursement of attorneys' fees, entry upon such Mortgaged Property to make repairs or take other action to
     protect   the  security  of  said  Mortgaged  Property,  and  payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of the Lender appears to be prior or superior to the Loan Documents. In the event (i) that any Security Instrument is foreclosed in whole or in part or that any Loan Document is put into the hands of an attorney for collection, suit, action or foreclosure, or (ii) of the foreclosure of any mortgage, deed to secure debt, deed of trust or other security instrument prior to or subsequent to any Security Instrument or any Loan Document in which proceeding the Lender is made a party or (iii) of the bankruptcy of the Borrower Party or an assignment by the Borrower Party for the benefit of their respective creditors, the Borrower Party shall be chargeable with and agrees to pay all costs of collection and defense, including actual attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

          SECTION 13.01(n) PROPERTY MANAGEMENT; MAINTENANCE OF PROPERTIES. Each Owner shall observe all of the covenants in Section 17 of the Security Instrument and all other covenants in the Loan Documents
     relating  to   the   management   and  maintenance  of  the  Mortgaged
     Properties.

          SECTION 13.01(o) ADDITIONS TO THE MORTGAGED PROPERTIES. Except as otherwise provided in the Loan Documents, each Owner shall have the right to undertake any alteration, improvement, demolition, removal or construction (an "ALTERATION") to the Mortgaged Property which it owns without the prior consent of the Lender; provided, however, that in any case, no such Alteration shall be made to any Mortgaged Property without the prior written consent of the Lender (which consent shall not be unreasonably withheld, delayed or conditioned) if (i) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date of this Agreement, (ii) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (iii) such Alteration will be completed in more than 12 months from the date of commencement or in the last year of the Term of this Agreement. Notwithstanding the foregoing, the Owner must obtain the Lender's prior written consent to construct any Alteration with respect to the Mortgaged Property costing in excess of the product obtained by multiplying (a) the Valuation of the Mortgaged Property in effect on the date on which the Alteration is scheduled to commence, by (b) the Applicable Percentage, and the Owner shall give prior written notice to the Lender of its intent to construct any Alteration with respect to such Mortgaged Property costing in excess of the product obtained by multiplying (x) the Valuation of the Mortgaged Property in effect on the date on which the Alteration is scheduled to commence, by (y) five percent (5%); provided, however, that the preceding requirements shall not be applicable to any Alteration (i) made, conducted or undertaken by the Owner as part of the Owner's routine maintenance and repair of the Mortgaged Properties as required by Section 13.01(n), (ii) otherwise required by the Loan Documents or (iii) contemplated by the capital improvements budget submitted as part of the annual budget under
     Section 13.01(d)(9), but only if the capital improvements budget has been approved by the Lender. The term "APPLICABLE PERCENTAGE" means
     (i) if Lender has approved the capital improvements budget for the year in which the Alteration is scheduled to commence,
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     five percent (5%) or (ii) if Lender has not approved the capital improvements budget for the year in which the Alteration is scheduled to commence, ten percent (10%).

          SECTION 13.01(p) ERISA. The Borrower Party shall at all times remain in compliance in all material respects with all applicable provisions of ERISA and similar requirements of the PBGC.

          SECTION 13.01(q) LOAN DOCUMENT TAXES. If any tax, assessment or Imposition (other than a franchise tax imposed on, or measured by, the net income or capital (including branch profits tax) of the Lender (or any transferee or assignee thereof, including a participation holder)) ("LOAN DOCUMENT TAXES") is levied, assessed or charged by the United States, or any State in the United States, or any political subdivision or taxing authority thereof or therein, upon any of the Loan Documents or the obligations secured thereby, the interest of the Lender in the Mortgaged Properties, or the Lender by reason of or as holder of the Loan Documents, the Borrower Party shall pay all such Loan Document Taxes to, for, or on account of the Lender (or provide funds to the Lender for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to the Lender, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to the Lender may prohibit the Borrower Party from paying the Loan Document Taxes to or for the Lender, the Borrower Party shall enter into such further instruments as may be permitted by law to obligate the Borrower Party to pay such Loan Document Taxes.

          SECTION 13.01(r) FURTHER ASSURANCES. The Borrower Party, at the request of the Lender, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as the Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement or assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.

          SECTION 13.01(s) MONITORING COMPLIANCE. Upon the request of the Lender, from time to time, the Borrower Party shall promptly provide to the Lender such documents, certificates and other information as may be deemed necessary to enable the Lender to perform its functions under the Servicing Agreement.

          SECTION 13.01(t) LEASES. Each unit in each Mortgaged Property will be leased pursuant to the form lease delivered to, and acceptable to, the Lender, with no material modifications to such approved form lease, except as disclosed in writing to the Lender.
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
          SECTION 13.01(u) APPRAISALS. At the time of the addition of a Mortgaged Property to the Collateral Pool, and at any time and from time to time thereafter, the Lender shall be entitled to obtain an Appraisal of any Mortgaged Property. The Borrower shall pay all of the Lender's costs of obtaining the Appraisal, except that the Borrower shall not be required to pay for any Appraisal of a Mortgaged Property unless there has been, in the Lender's judgment, a deterioration of the Collateral Pool not otherwise adequately accounted for.

          SECTION 13.01(v) EXPENSES.

               (1)  The Borrower shall pay,  or  reimburse  the Lender for, all costs and expenses incurred by the Lender, including the legal fees and expenses of the Lender's outside legal counsel, in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with a Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrower's rights or the Lender's obligations with respect to the Request and all transactions related to any of the foregoing. The obligations of the Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs.

               (2)  The Borrower shall pay, or reimburse  the  Lender  for, all costs and expenses, other than those costs and expenses described in paragraph (1), in connection with a Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrower's rights or the Lender's obligations with respect to the Request and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges. The obligations of the Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs.

               (3) The foregoing expenses shall be in addition to all fees required under Article XIV payable by the Borrower in connection with a Request.

            SECTION 13.01(w) OWNERSHIP.

            (1) The REIT shall be the sole general partner of, and shall own at least 35% of the Ownership Interests in, the Operating Partnership, free and clear of any Liens, and shall have the sole power to manage all aspects of the Operating Partnership's business.

            (2) The Operating Partnership shall be the sole member of, and shall own 100% of the Ownership Interests in, the Borrower, free and clear of any Liens.

            (3) P-K Partnership, a Pennsylvania  limited  partnership,  and the Operating Partnership shall be the sole partners in the Subsidiary Owner, and the Operating Partnership and Home Properties Trust, a Maryland trust, a wholly-owned Subsidiary of the REIT, shall be the sole partners in P-K Partnership.

            SECTION 13.01(x) LIMITATIONS ON TRANSFERS.

            (1)   DEFINITIONS.   The  following  terms  have the respective
                  meanings set forth below:

                  (a) The term "TRANSFER" (a) as to real property and other assets means a sale, assignment, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any estate, rights, title or interest in such real property and/or assets, or any portion thereof, and (b) as to any Person means (i) a sale, assignment, pledge, transfer or other disposition of any direct or indirect Ownership Interest in such Person, or (ii) the issuance or other creation of any new direct or indirect Ownership Interest in such Person, or (iii) a merger or consolidation of such Person into another entity or of another entity into such Person, or (iv) the reconstitution of such Person from one type of entity to another type of entity.

                  (b) A "CHANGE OF CONTROL" shall mean the earliest to occur of: (a) the date an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 40% of the total Voting Equity Capital of the REIT then outstanding, or (b) the date on which the REIT shall cease for any reason to own 35% of the Ownership Interests in the Operating Partnership, or (c) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of directors or trustees, if applicable) of the members of the board of directors (or trustees, if applicable) of the REIT over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of the REIT then still in office who either were members of such board of directors (or trustees, if applicable) at the beginning of such one-year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved.

                  (c) An "ACQUIRING PERSON" shall mean a "person" or "group of persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended; provided, HOWEVER, that notwithstanding the foregoing, "ACQUIRING PERSON" shall not be deemed to include any member of the Borrower Control Group unless such member has, directly or indirectly, disposed of, sold or otherwise transferred to, or encumbered or restricted (whether by means of voting trust agreement or otherwise) for the benefit of an Acquiring Person all or any portion of the Voting Equity Capital of the REIT which is directly or indirectly owned or controlled by such member or such member directly or indirectly votes all or any portion of the Voting Equity Capital of the REIT, directly or indirectly, owned or controlled by such member for the taking of any action which, directly or indirectly, constitutes or would result in a Change of Control, in which event such member of the Borrower Control Group shall be deemed to constitute an Acquiring Person to the extent of the Voting Equity Capital of the REIT owned or controlled by such member.

                  (d)   "BORROWER CONTROL GROUP" shall mean each of Richard
                        J. Crossed, Nelson B. Leenhouts, Norman Leenhouts, Amy L. Tait and any Person owned or controlled by one or more of the foregoing individuals.

                  (e)   "SECURITY"  shall  have  the  same  meaning  as  in
                        Section  2(1)  of  the  Securities  Act of 1933, as
                        amended.

                  (f) "VOTING EQUITY CAPITAL" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

            (2) ACCELERATION OF THE LOAN UPON TRANSFERS OF A MORTGAGED PROPERTY OR SIGNIFICANT INTERESTS. Subject to paragraph
                  (3) hereof, the Lender may, at Lender's option, declare an Event of Default if, without Lender's prior written consent, any of the following shall occur:

                  (a) a Transfer of all or any part of any Mortgaged Property or any interest in the Mortgaged Property;

                  (b) a Transfer of any Ownership Interest in the Borrower or in the Subsidiary Owner; or

                  (c)   a Change of Control.

The Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this
Section 13.01(x).

            (3) NO ACCELERATION OF THE LOAN FOR TRANSFERS CAUSED BY CERTAIN EVENTS. The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of this Section to the contrary:

                  (a)   a Transfer to which Lender has consented;

            (b) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

                  (c) the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

            (d) a Transfer of obsolete or worn out Personalty or Fixtures (as those terms are defined in the Security Instruments) that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by the Lender;

                  (e) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to the Lender, upon demand, all costs and expenses incurred by the Lender in connection with reviewing Borrower's request; and

            (f) the creation of a tax lien or a mechanic's, materialman's or judgment lien against the Mortgaged Property which is bonded off, released of record or otherwise remedied to the Lender's satisfaction within 30 days of the date of creation.

            SECTION 13.01(y)  INCREASED COSTS AND REDUCTION OF RETURN.

                  (1) If the Lender or Fannie Mae shall determine that, due to either (i) the introduction of or any change in or in the interpretation of any Requirement of Law or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Lender or Fannie Mae of agreeing to make or of making, funding or maintaining any Advance hereunder (other than the increase in costs based on an increase in any tax measured by the income or capital of the Lender or Fannie Mae), then the Borrower shall be liable for, and shall from time to time, upon written demand therefor by the Lender or Fannie Mae, which demand shall set forth the basis of such increased cost in reasonable detail, pay to the Lender or Fannie Mae, as applicable, such additional amounts as are sufficient to compensate the Lender or Fannie Mae for such increased costs.

                  (2) If the Lender or Fannie Mae shall have reasonably determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
            (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance with any Capital Adequacy Regulation by the Lender or Fannie Mae, effects or would effect an increase in the amount of capital required or expected to be maintained by the Lender or Fannie Mae (taking into consideration the Lender's or Fannie Mae's policies with respect to capital adequacy and the Lender's or Fannie Mae's desired return on capital), then, upon written demand of the Lender or Fannie Mae, which demand shall set forth in reasonable detail the basis for any such increase in required capital, the Borrower shall immediately pay to the Lender or Fannie Mae, as applicable, from time to time as specified by the Lender or Fannie Mae, additional amounts sufficient to compensate the Lender or Fannie Mae for such increase.

                  (3) If the Lender or Fannie Mae shall have determined that any of the events described in subsections (a) or (b) effects or would effect an increase in cost or reduction of return resulting in additional Obligations hereunder, the Lender or Fannie Mae, as applicable, shall, with reasonable promptness, notify the Borrower of such determination, provided that no failure to do so shall relieve the Borrower or any other Borrower Party of any Obligation hereunder.

            SECTION 13.01(z) COVENANT TO CLOSE ON ANY REQUEST. If the Borrower makes any Request, and fails to close on the Request for any reason other than the default by the Lender, then the Borrower shall pay to the Lender all damages incurred by the Lender in connection with the failure to close.

            SECTION 13.01(aa) GEOGRAPHICAL DIVERSIFICATION. The Borrower shall comply with all Geographical Diversification Requirements in effect from time to time.
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


            SECTION 13.01(bb) REPAIRS PLAN.

                  (1) The Owners shall complete and pay for the repairs to
            the Mortgaged Properties specified in the plan attached as EXHIBIT Y to this Agreement (the "REPAIRS PLAN") in the manner prescribed by the Repairs Plan.

                  (2) The Owners shall provide quarterly certificates to the Lender detailing the progress of the Repairs Plan and the Lender shall have the right to inspect such progress. The Owners shall pay all reasonable expenses of (a) any engineer retained by the Lender to make such inspections and (b) any engineer retained by the Lender to review the quarterly certificates. The certificates shall certify to the Lender (i) the aggregate cost incurred in connection with the completion of the Repairs Plan; and (ii) the status of the Repairs Plan, including the portion of the Repairs Plan which has been completed, the portion that is in progress (and the stage of such progress) and the portion that has not yet been commenced. If requested by the Lender in writing, the certificates shall be accompanied by copies of all invoices, receipts and other documentation necessary, in the Lender's opinion, to verify the statements made in the certificate. The Owners shall pay all reasonable, out-of-pocket expenses incurred by the Lender in connection with the inspections (including the expenses of the engineer described above).

                  (3) Any amounts incurred by the Owners in connection with
            the completion of the Repairs Plan shall be in addition to, and not in replacement of, any replacement reserves for the Mortgaged Properties established in accordance with the Replacement Reserve Agreement(s) for the Mortgaged Properties.

                  (4) If the Owners (i) fail to complete and pay for all of
            the repairs specified in the Repairs Plan by December 31, 1999, or (ii) fail to diligently pursue the completion of all of such
            repairs  (as  determined  by   the  Lender  in  its  reasonable
            discretion after inspection of the progress of the repairs) in such a manner that all of the repairs can reasonably be completed on or before December 31, 1999, the Owners shall deposit with the Lender a deposit under the Completion/Repair Agreement(s) for the Mortgaged Properties representing 150% of the Lender's estimate of the cost to complete the unfinished repairs in the Repairs Plan. The Owners shall make such deposit within 30 days after the Lender gives the Owners a
            notice specifying the amount of the deposit.   Once deposited,
            the Owners shall comply with the terms of the Completion/Repair Agreement concerning the completion of the repairs and the disbursement of the deposit held under the Completion/Repair Agreement.
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      SECTION 13.02  NEGATIVE COVENANTS  OF  THE  BORROWER  PARTIES.   Each
Borrower Party enters into the covenants and agreements with the Lender set
forth in this Section.   Each covenant and agreement shall apply
continuously during the Term of this Agreement:

            SECTION 13.02(a) OTHER ACTIVITIES.  No Borrower Party shall:

                  (1) amend its Organizational Documents in any manner which would have a Material Adverse Effect, or relates to the management of the Borrower Party, without the prior written consent of the Lender;

                  (2)   dissolve or liquidate in whole or in part;

                  (3) merge or consolidate with any Person if the Borrower Party is not the survivor; or

                  (4) use, or permit to be used, any Mortgaged Property for any uses or purposes other than as a Multifamily Residential Property.

            SECTION 13.02(b) NO AMENDMENTS TO LOAN DOCUMENTS. Unless the Lender shall otherwise consent in writing, the Borrower Party shall not agree to any amendment of, supplement to, or waiver, modification, or termination of, any of the terms or provisions of any Loan Document. The Borrower Party shall promptly give written notice to the Lender of any such amendment, supplement, waiver, modification or termination.

            SECTION 13.02(c) [Intentionally Omitted]

            SECTION 13.02(d) VALUE OF SECURITY. The Borrower Party shall not take any action which could reasonably be expected to have any Material Adverse Effect.

            SECTION 13.02(e) ZONING. The Borrower Party shall not initiate or consent to any zoning reclassification of any Mortgaged Property or seek any variance under any zoning ordinance or use or permit the use of any Mortgaged Property in any manner that could result in the use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation.

            SECTION 13.02(f) LIENS. The Borrower Party shall not create, incur, assume or suffer to exist any Lien on any Mortgaged Property or any part of any Mortgaged Property, except the Permitted Liens. The Borrower Party shall not create, incur, assume or suffer to exist any Lien on any Ownership Interests, if a Transfer of such Ownership Interests to the holder of the Lien would result in a breach of
      Section 13.01(w).

            SECTION 13.02(g) [INTENTIONALLY OMITTED.]

            SECTION 13.02(h) INDEBTEDNESS. The Borrower shall not incur or be obligated at any time with respect to aggregate Indebtedness (other than Advances) in excess of $100,000.

            SECTION 13.02(i) SINGLE-PURPOSE  ENTITY.   Neither the Borrower
      nor the Subsidiary Owner shall cease at any time during the term hereof to be a Single-Purpose entity.

            SECTION 13.02(j) PRINCIPAL PLACE OF BUSINESS. The Borrower Party shall not change its principal place of business or the location of its books and records, each as set forth in Section 12.01(a), without first giving 30 days' prior written notice to the Lender.

            SECTION 13.02(k) FREQUENCY OF REQUESTS. The Borrower shall make all Requests in any calendar quarter on the same day in the calendar quarter. Accordingly, once the Borrower makes one or more Requests in a calendar quarter, it shall not make any further Requests in the calendar quarter.

            SECTION 13.02(l) CHANGE IN PROPERTY MANAGEMENT. There shall not be a change in the management agent for any Mortgaged Property except to a management agent which the Lender determines is qualified in accordance with the criteria set forth in Chapter 7 of Part III of the DUS Guide.

            SECTION 13.02(m) SHELF CONDOMINIUMS. None of the Mortgaged Properties shall be submitted to a condominium regime during the Term of this Agreement.

            SECTION 13.02(n) RESTRICTIONS ON OWNERSHIP DISTRIBUTIONS. The Borrower Party shall not make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests as such if, at the time of such distribution, (i) a Potential Event of Default or an Event of Default has occurred and (ii) there are outstanding amounts for which the Borrower Parties are personally liable under the provisions of Section 20.01(b).

            SECTION 13.02(o) STATUS AS A REAL ESTATE INVESTMENT TRUST. During the Term of this Agreement, the REIT shall not take or permit any actions which will cause it not to qualify, and be taxed, as a real estate investment trust under Subchapter M of the Internal Revenue Code, or which will jeopardize such qualification or tax treatment.

            SECTION 13.02(p) LINES OF BUSINESS. The Borrower shall not be engaged (and each other Borrower Party shall not be principally engaged) in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management, directly or through Affiliates, of Multifamily Residential Properties, and the conduct of these businesses shall not violate the Organizational Documents pursuant to which it is formed.

            SECTION 13.02(q) NO ENCUMBRANCE OF COLLATERAL RELEASE PROPERTY. Unless the Borrower sells a Collateral Release Property to a Person who is not an Affiliate of a Borrower Party substantially simultaneously with the release of the Collateral Release Property from the Collateral Pool, the Borrower shall not encumber the Collateral Release Property for a period of 120 days following the release of the Collateral Release Property from the Collateral Pool.

      SECTION 13.03. FINANCIAL COVENANTS OF THE OPERATING PARTNERSHIP. The Borrower Parties each agree and covenant with the Lender that, at all times during the Term of this Agreement:

            SECTION 13.03(a) FINANCIAL DEFINITIONS. For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

            "CAPITAL EXPENDITURE RESERVE AMOUNT" means, for any period, an amount equal to (i) $350 multiplied by the number of apartment units contained in all Projects multiplied by (ii) a fraction, the numerator of which is equal to the number of days in such period and the denominator of which is equal to 365.

            "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "CONSOLIDATED  BUSINESSES"  means  the  REIT,   the   Operating
      Partnership and their wholly-owned Subsidiaries.

            "FIXED CHARGES" means, with respect to any fiscal period, the sum of (a) Total Interest Expense and (b) the aggregate of all scheduled principal payments on Indebtedness made or required to be made during such fiscal period for the Consolidated Businesses (but excluding balloon payments of principal due upon the stated maturity of an Indebtedness if Borrower can demonstrate to the Lender's reasonable satisfaction that it is able to refinance the indebtedness for which the balloon payment is due) and (c) the aggregate of all dividends declared and payable on the REIT's, the Operating Partnership's or any of their Subsidiaries' preferred stock or preferred partnership units, as the case may be (including the distributions payable on the currently outstanding Class A Limited Partnership Interests of the Operating Partnership).

            "LOW INCOME HOUSING CREDIT PROGRAM GUARANTEES" means the assurance by the Operating Partnership to limited partners of certain Affiliates of the Operating Partnership, of which the Operating Partnership or a Subsidiary of the Operating Partnership is the general partner, that the real properties developed and operated by such Affiliates under the Low Income Housing Tax Credit program established under the Internal Revenue Code will be kept in compliance with applicable requirements to avoid loss of, or recapture of, low income housing tax credits.

            "NET OFFERING PROCEEDS" means all cash received by the REIT as a result of the sale of common shares, preferred shares, partnership interests, limited liability REIT interests, convertible securities or other ownership or equity interests in the REIT, less customary costs and discounts of issuance paid by the REIT.

            "NOI" means, for any specified period, the aggregate net income during such period equal to aggregate Gross Revenues derived from all Projects during such period less the aggregate Operating Expenses derived from all Projects during such period.

            "PROJECT" means any residential housing building, related group of buildings or community owned 100%, directly or indirectly, by any of the Consolidated Businesses.

            "TOTAL INTEREST EXPENSE" means, for any period, the sum of (i) interest expense of the Consolidated Businesses paid during such period and (ii) interest expense of the Consolidated Businesses accrued and/or capitalized for such period in each case including participating interest expense, the amortization of loan fees, original issue discount, non-cash interest payments, the interest component of Capital Lease Obligations and hedging costs but excluding extraordinary interest expense, and net of amortization of deferred costs associated with new financings or refinancings of existing Indebtedness.

            "TOTAL MARKET CAPITALIZATION" means, as of any specified valuation date, Total Outstanding Indebtedness, plus the market value of all Common Shares of Beneficial Interest included in Shareholders' Equity (as defined by GAAP) as determined by multiplying the total number of Common Shares of Beneficial Interest in Shareholders' Equity and the total number of limited partnership units included in Minority Interests by the average share price over the five days preceding the specified valuation date, as published in THE WALL STREET JOURNAL. In calculating the total number of Common Shares of Beneficial Interest, only issued and outstanding shares will be included, as reduced by shares held as Treasury stock, and excluding shares to be issued under terms of options, warrants and future issuances. Included in limited partnership units will be existing Class A Limited Partnership Interests.

            "TOTAL OUTSTANDING INDEBTEDNESS" means, as of any date, the sum of (i) all Indebtedness of the Consolidated Businesses and (ii) without duplication, all Contingent Obligations of the Consolidated Businesses which are recourse to the Operating Partnership. "Total Outstanding Indebtedness" shall not be deemed to include (a) completion guarantees of construction loans or (b) Low Income Housing Tax Credit Program Guarantees.

      SECTION 13.03 (b) MAXIMUM TOTAL INDEBTEDNESS. Neither the Operating Partnership nor any of its Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except that the Operating Partnership and/or its Subsidiaries may create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness to the extent that Total Outstanding Indebtedness would not exceed 55% of Total Market Capitalization.

            SECTION 13.03 (c) MINIMUM EQUITY VALUE. The sum of (i) the Shareholders' Equity plus Minority Interests, as determined in accordance with GAAP, and (ii) an amount equal to 85% of all Net Offering Proceeds received by the REIT after the date hereof, shall at no time be less than $450,000,000.

            SECTION 13.03(d) MINIMUM FIXED CHARGE COVERAGE RATIO. As of the first day of each calendar quarter for the immediately preceding four consecutive calendar quarters, the ratio of NOI to Fixed Charges shall not be less than 1.45 to 1.0.

            SECTION 13.03(e) LIMITATION ON UNIMPROVED REAL PROPERTY AND NEW CONSTRUCTION. The Operating Partnership shall not permit the sum of (i) the value of its Unimproved Real Property and (ii) the value of its Real Estate Assets which are under construction or subject to substantial rehabilitation to exceed 10% of the value of all of its Real Estate Assets. Each of the foregoing values shall be determined by the Lender.

              SECTION 13.03(f) SPECIAL CURE RIGHT. The failure to comply with any of the Financial Covenants shall not constitute an Event of Default if, within 30 days thereafter, (i) the Operating Partnership conveys fee simple ownership to each of the Mortgaged Properties which it owns to the Borrower (or the Borrower adds Additional Mortgaged Properties to the Collateral Pool in accordance with Article VI, releases all of the Mortgaged Properties owned by the Operating Partnership in accordance with
Article VII and, after giving effect to transactions, each Aggregate Debt Service Coverage Ratio is not decreased below the Aggregate Debt Service Coverage Ratio in effect prior to the additions and releases and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period is not increased above the Aggregate Loan to Value Ratio for the Trailing 12 Month Period in effect prior to the additions and releases), (ii) in connection with such conveyance, the Borrower executes such documents as the Lender may request (including all Security Instruments, title insurance, opinions and other documents that it would request in connection with the addition of an Additional Mortgaged Property to the Collateral Pool), (iii) the Borrower delivers to the Lender, in form and substance satisfactory to the Lender in all respects, a favorable opinion of Borrower Parties' counsel that, in the event of the bankruptcy of the Operating Partnership or the REIT, there shall occur no substantive consolidation of the assets of the Borrower (including the Mortgaged Properties conveyed to the Borrower) with the assets of the Operating Partnership or the REIT, (iv) the Borrower delivers to the Lender such information and opinions establishing or supporting the solvency of the Operating Partnership and the Borrower as may be required by the Lender, (v) the Borrower shall pay all expenses in connection with such conveyance, including transfer and recordation taxes for any deed or Security Instrument recorded in connection with the conveyance, all title insurance required to be obtained and all fees and expenses of Lender in connection with the conveyance and the transactions described herein and (vi) the Borrower shall agree to provide, on a quarterly basis, a certificate executed by the chief financial officer of the REIT, in form and substance satisfactory to the Lender, to the effect that such officer (i) has reviewed the requirements of Sections 13.01(i) and 13.02(i) and the definition of "Single-Purpose", (ii) is familiar with the operations of the Borrower and (iii) certifies that the Borrower is in compliance, in all material respects, with Sections 13.01(i) and 13.02(i).


                            ARTICLE XIV

                               FEES

      SECTION 14.01.   ORIGINATION FEES.

            SECTION  14.01(a)  INITIAL ORIGINATION FEE.  The Borrower shall pay to the Lender an origination fee (the "INITIAL ORIGINATION FEE") equal to $250,000 (which is equal to the product obtained by multiplying (i) the Base Facility Credit Commitment as of the date of this Agreement ($100,000,000), by (ii) 25 basis points). The Borrower shall pay the Initial Origination Fee on the date of this Agreement.

      SECTION 14.02.   DUE DILIGENCE FEES.

            SECTION 14.02(a) INITIAL DUE DILIGENCE FEES. The Borrower shall pay to the Lender due diligence fees (the "INITIAL DUE DILIGENCE FEES") with respect to the Initial Mortgaged Properties equal to the lesser of -

                  (1) the actual out-of-pocket expenses incurred by the Lender in connection with all due diligence activities which the Lender deems necessary in connection with the addition of the Initial Mortgaged Properties to the Collateral Pool (including a fee to Fannie Mae for due diligence activities performed by Fannie Mae equal to the product obtained by multiplying (i) $1,500, by (ii) the number of Initial Mortgaged Properties); or

                  (2)   the product obtained by multiplying -

                              (1)   $16,000, by

                              (2)   the   number   of   Initial   Mortgaged
                                    Properties.

      The Borrower has previously paid to the Lender a portion of the Initial Due Diligence Fees and shall pay the remainder of the Initial Due Diligence Fees to the Lender on the Initial Closing Date.

            SECTION 14.02(b) ADDITIONAL DUE DILIGENCE  FEES  FOR ADDITIONAL
      COLLATERAL. The Borrower shall pay to the Lender additional due diligence fees (the "ADDITIONAL COLLATERAL DUE DILIGENCE FEES") with respect to each Additional Mortgaged Property equal to the actual out-of-pocket expenses incurred by the Lender in connection with all due diligence activities which the Lender deems necessary in connection with the addition of the Additional Mortgaged Property to the Collateral Pool (including a fee to Fannie Mae for due diligence activities performed by Fannie Mae equal to $1,500). The Borrower shall pay Additional Collateral Due Diligence Fees for the Additional Mortgaged Property to the Lender on the date on which it submits the Collateral Addition Request for the addition of the Additional Mortgaged Property to the Collateral Pool (or at such later time to which the Borrower and the Lender may agree).

      SECTION 14.03.   LEGAL FEES AND EXPENSES.

            SECTION 14.03(a) INITIAL LEGAL FEES. The Borrower shall pay to the Lender all actual out-of-pocket legal fees and expenses incurred by the Lender and by Fannie Mae in connection with the preparation and negotiation of this Agreement and any other Loan Documents executed on the date of this Agreement. The Borrower shall pay all unpaid legal fees and expenses to the Lender on the date of this Agreement.

            SECTION 14.03(b) ADDITIONAL LEGAL FEES AND EXPENSES FOR ADDITIONAL COLLATERAL. The Borrower shall pay to the Lender, with respect to the Initial Advance, each Future Advance, each Initial Mortgaged Property and each Additional Mortgaged Property, the actual out-of-pocket legal fees and expenses incurred by the Lender and by Fannie Mae in connection with the preparation and negotiation of the Loan Documents executed on the Closing Date for the Initial Advance, each Future Advance, the addition of each Initial Mortgaged Property to the Collateral Pool and the addition of each Additional Mortgaged Property to the Collateral Pool. The Borrower shall pay the legal fees and expenses to the Lender on the Closing Date for the Initial Advance, the Future Advance, the addition of the Initial Mortgaged Property to the Collateral Pool or the addition of the Additional Mortgaged Property to the Collateral Pool, as the case may be.

      SECTION 14.04. MBS-RELATED COSTS. The Borrower shall pay to the Lender, within 30 days after demand, all fees and expenses incurred by the Lender or Fannie Mae in connection with the issuance of any MBS backed by an Advance, including the fees charged by Depository Trust Company and State Street Bank or any successor fiscal agent or custodian. The current fees, which are subject to change, shall be $750 as a one-time setup fee and $1,000 per Advance.

      SECTION 14.05. OTHER FEES. The Borrower shall pay the following additional fees and payments, if and when required pursuant to the terms of this Agreement:

            (a) The Collateral Addition Fee, pursuant to Section 6.03(b), in connection with the addition of an Additional Mortgaged Property to the Collateral Pool pursuant to Article VI;

            (b) The Release Price, pursuant to Section 7.03(b), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to Article VII; and

            (c) The Release Fee, pursuant to Section 7.03(c), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to Article VII.


                            ARTICLE XV

                          CASH MANAGEMENT

      Each Owner and the Lender shall execute a Cash Management Agreement on the Initial Closing Date.
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

                            ARTICLE XVI

                         EVENTS OF DEFAULT

      SECTION 16.01. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of a Borrower Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority:

            SECTION 16.01(a) with respect to any default under any Loan Document expressly specifying a cure period for such default, the occurrence of such a default beyond the specified cure period; or

            SECTION 16.01(b) the failure by the Borrower Party to pay when due any amount payable by the Borrower Party under any Note, any Security Instrument, this Agreement or any other Loan Document, including any fees, costs or expenses; or

            SECTION 16.01(c) the failure by any Borrower Party to perform or observe any covenant set forth in Sections 13.01(a), (b), (c),
      (f), (h), (o), (p), (t), (w) or (x) or Sections 13.02 (a) through (h) inclusive, (l) through (o) inclusive or (q); or

            SECTION 16.01(d) the failure by any Borrower Party to perform or observe any covenant set forth in Sections 13.01(d), (e), (g),
      (j), (k), (l), (m), (r) or (s), or Sections 13.02(k) or (p) within 10 days after receipt of notice from the Lender; or

            SECTION 16.01(e) [Intentionally Omitted]; or

            SECTION 16.01(f) the failure by the Borrower to perform or observe any covenant set forth in Section 13.01(i) or Section 13.02(i) within 30 days after the date of such failure;

            SECTION 16.01(g) any warranty, representation or other written statement made by or on behalf of a Borrower Party contained in this Agreement, any other Loan Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or

            SECTION 16.01(h) any other Indebtedness in an aggregate amount in excess of $100,000 of the Borrower (or any other Indebtedness in an aggregate amount in excess of $1,000,000 of any other Borrower Party) (i) is not paid when due nor within any applicable grace period in any agreement or instrument relating to such Indebtedness or (ii) becomes due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or

            SECTION 16.01(i) (i) a Borrower Party shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that the Borrower Party has no liability or obligations under this Agreement or any other Loan Document to which it is a party; or (H) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against a Borrower Party in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower Party, or of all or a substantial part of the property, domestic or foreign, of the Borrower Party and any such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or any order granting the relief requested in any such case or proceeding against the Borrower Party (including an order for relief under such Federal bankruptcy laws) shall be entered; or

            SECTION 16.01(j) if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on any Borrower Party, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by any Borrower Party seeking to establish the invalidity or unenforceability hereof or thereof, or any Borrower Party shall deny that it has any further liability or obligation hereunder or thereunder; or

            SECTION 16.01(k) (x) the execution by an Owner of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein, or (y) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other

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      security  agreement  or  otherwise so that the ownership thereof will not vest unconditionally in the Owner free from encumbrances, or (z) if the Owner does not furnish to the Lender upon request the
      contracts,  bills   of   sale,  statements,  receipted  vouchers  and
      agreements, or any of them, under which the Owner claims title to such materials, fixtures, or articles; or

            SECTION 16.01(l) the failure, upon request, to furnish to the Lender the results of official searches made by any Governmental Authority, or the failure by any Borrower Party to comply with any requirement of any Governmental Authority within 30 days after written notice of such requirement shall have been given to the Borrower Party by such Governmental Authority; provided that, if action is commenced and diligently pursued by the Borrower Party within such 30 days, then the Borrower Party shall have an additional 30 days to comply with such requirement; or

            SECTION 16.01(m) a dissolution or liquidation for any reason (whether voluntary or involuntary) of any Borrower Party; or

            SECTION 16.01(n) if the REIT shall fail to qualify as a real estate investment trust under Subchapter M of the Internal Revenue Code; or

            SECTION 16.01(o) any judgment against any Borrower Party, or any attachment or other levy against any portion of any Borrower Party's assets with respect to a claim, in an amount in excess of $50,000 individually and/or $500,000 in the aggregate remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of 60 days; or

            SECTION 16.01(p) the failure by an Owner to maintain insurance with respect to each Mortgaged Property in accordance with the terms of the Security Instrument with respect to each such Mortgaged Property; or

            SECTION 16.01(q) the failure by an Owner to perform or observe the covenants with respect to Hazardous Materials or Hazardous Materials Laws set forth in any Security Instruments or in any other Loan Document including, the covenants set forth in Section 18 of each Security Instrument; or

            SECTION 16.01(r) the failure by an Owner to cause the Gross Revenues with respect to any Mortgaged Property to be deposited into the applicable Pledgee Account in accordance with the requirements of the Owner's Cash Management Agreement; or

            SECTION 16.01(s) except as otherwise provided in Section 13.03(f), the failure of the Borrower Party to perform or observe any of the Financial Covenants, which failure shall continue for a period of 30 days after the date on which the Borrower Party receives a notice from the Lender specifying the failure; or

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            SECTION 16.01(t)  the  failure by any Borrower Party to perform or observe any term, covenant, condition or agreement hereunder, other than as set forth in subsections (a) through (s) above, or in any other Loan Document, within 30 days after receipt of notice from the Lender identifying such failure.


                           ARTICLE XVII

                             REMEDIES

      SECTION 17.01.   REMEDIES; WAIVERS.

            SECTION 17.01(a) Upon the occurrence of an Event of Default, the Lender shall have the right to pursue any remedies available to it under any of the Loan Documents.

            SECTION 17.01(b) Upon the occurrence of an Event of Default, the Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.

            SECTION 17.01(c) The Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by the Lender and delivered to the Borrower Parties. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

            SECTION 17.01(d) The Borrower shall pay all fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys', accountants and other experts) incurred by the Lender in connection with the administration or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents.

            SECTION 17.01(e) If any Borrower Party fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then the Lender at the Lender's option may make such appearances, disburse such sums and take such action as the Lender deems necessary, in its sole discretion, to protect the Lender's interest, including (i) disbursement of attorneys' fees,
      (ii) entry upon the Mortgaged Property to make repairs and replacements, (iii) procurement of satisfactory insurance as provided in paragraph 19 of the Security Instrument encumbering the Mortgaged

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      Property,  and  (iv)  if  the  Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of the Owner and the curing of any default of the Owner in the terms
      and conditions of the ground lease.   Any  amounts  disbursed  by the
      Lender pursuant to this paragraph (e), with interest thereon, shall become additional indebtedness of the Borrower secured by the Loan Documents. Unless the Borrower and the Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by the Lender, of the interest rates in effect from time to time for each Advance Outstanding unless collection from the Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrower under applicable law. Nothing contained in this paragraph (e) shall require the Lender to incur any expense or take any action hereunder.

      SECTION 17.02. NO REMEDY EXCLUSIVE. Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.

      SECTION 17.03. NO WAIVER. No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

      SECTION 17.04. NO NOTICE. In order to entitle the Lender to exercise any remedy reserved to the Lender in this Article, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement or any of the other Loan Documents.

      SECTION 17.05. APPLICATION OF PAYMENTS. Except as otherwise expressly provided in the Loan Documents, and unless applicable law provides otherwise, (i) all payments received by the Lender from any of the Borrower Parties under the Loan Documents shall be applied by the Lender against any amounts then due and payable under the Loan Documents by any of the Borrower Parties, in any order of priority that the Lender may determine and (ii) the Borrower shall have no right to determine the order of priority or the allocation of any payment it makes to the Lender.
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                           ARTICLE XVIII

                       RIGHTS OF FANNIE MAE

      SECTION 18.01. SPECIAL POOL PURCHASE CONTRACT. The Borrower Parties acknowledge that Fannie Mae is entering into an agreement with the Lender (the "SPECIAL POOL PURCHASE CONTRACT"), pursuant to which, INTER ALIA, (i) the Lender shall agree to assign all of its rights under this Agreement to Fannie Mae, (ii) Fannie Mae shall agree to accept the assignment of the rights, (iii) subject to the terms, limitations and conditions set forth in the Special Pool Purchase Contract, Fannie Mae shall agree to purchase each Advance issued under this Agreement by issuing to the Lender a Fannie Mae MBS, in the amount and for a term equal to the Advance purchased and backed by an interest in the Base Facility Note evidencing the Advance and the Collateral Pool securing the Base Facility Note, (iv) the Lender shall agree to assign to Fannie Mae all of the Lender's interest in the Notes and Collateral Pool securing the Notes, and
(v) the Lender shall agree to service the loans evidenced by the Notes.

      SECTION 18.02. ASSIGNMENT OF RIGHTS. The Borrower Parties acknowledge and consent to the assignment to Fannie Mae of all of the rights of the Lender under this Agreement and all other Loan Documents, including the right and power to make all designations, determinations, selections, estimates, actions or decisions, and grant or withhold all approvals, on the part of the Lender to be made under this Agreement and the other Loan Documents, but Fannie Mae, by virtue of this assignment, shall not be obligated to perform the obligations of the Lender under this Agreement or the other Loan Documents.

      SECTION 18.03. RELEASE OF COLLATERAL. The Borrower Parties hereby acknowledge that, after the assignment of Loan Documents contemplated in
Section 18.02, the Lender shall not have the right or power to effect a release of any Collateral pursuant to Articles VII or IX. The Borrower Parties acknowledge that the Security Instruments provide for the release of the Collateral under Articles VII and IX. Accordingly, the Borrower Parties shall not look to the Lender for performance of any obligations set forth in Articles VII and IX, but shall look solely to the party secured by the Collateral to be released for such performance. The Lender represents and warrants to the Borrower Parties that the party secured by the Collateral shall be subject to the release provisions contained in Articles VII and IX by virtue of the release provisions in each Security Instrument.

      SECTION 18.04. REPLACEMENT OF LENDER. At the request of Fannie Mae, the Borrower Parties and the Lender shall agree to the assumption by another lender designated by Fannie Mae of all of the obligations of the Lender under this Agreement and the other Loan Documents, and/or any related servicing obligations, and, at Fannie Mae's option, the concurrent release of the Lender from its obligations under this Agreement and the other Loan Documents, and/or any related servicing obligations, and shall execute all releases, modifications and other documents which Fannie Mae determines are necessary or desirable to effect such assumption.

      SECTION 18.05. FANNIE MAE AND LENDER FEES AND EXPENSES. The Borrower Parties agree that any provision providing for the payment of fees, costs or expenses incurred or charged by the Lender pursuant to this Agreement shall be deemed to provide for the applicable Borrower Party's payment of all fees, costs and expenses incurred or charged by the Lender or Fannie Mae in connection with the matter for which fees, costs or expenses are payable.
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

      SECTION 18.06. THIRD-PARTY BENEFICIARY. The Borrower Parties hereby acknowledge and agree that Fannie Mae is a third party beneficiary of all of the representations, warranties and covenants made by any Borrower Parties to, and all rights under this Agreement conferred upon, the Lender, and, by virtue of its status as third-party beneficiary and/or assignee of the Lender's rights under this Agreement, Fannie Mae shall have the right to enforce all of the provisions of this Agreement against the Borrower Parties.


                            ARTICLE XIX

             INSURANCE, TAXES AND REPLACEMENT RESERVES

            SECTION 19.01.  INSURANCE AND TAXES.

            SECTION 19.01(a) GENERAL. Each Owner shall establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in accordance with Section 7(a) of the Security Instrument for each Mortgaged Property. Notwithstanding the foregoing, except during the continuance of an Event of Default, no fund for Insurance Premiums (an "INSURANCE ESCROW FUND") shall be required to be established with the Lender under the Loan Documents, provided that, in the event the insurance deductible(s) of, or required in, any Insurance Policy exceeds $100,000, the Lender reserves the right to require the Owners to establish with the Lender, as additional security for the Notes, an Insurance Escrow Fund equal to the aggregate amount of the insurance deductible(s) on the Insurance Policy, as reasonably determined by the Lender. If the Lender shall require an Insurance Escrow Fund, it shall establish the Insurance Escrow Fund in a deposit account with a
            financial institution selected by the Lender.   Unless
            applicable law requires, the Lender shall not be required to pay Borrower any interest, earnings or profits on the amounts in the Insurance Escrow Fund.

            SECTION 19.01(b) DELIVERY OF LETTER OF CREDIT.    Provided that
            no Event of Default has occurred and is then continuing, at any time during the Term of this Agreement during which escrow funds for Taxes (each, a "TAX ESCROW FUND") is held by the Lender with respect to each Mortgaged Property, the Owners may, upon notice to the Lender, elect to substitute for the Tax Escrow Funds a single Letter of Credit (as defined below) in accordance with this subsection, in which event the Lender shall return the Tax Escrow Funds to the Owners within 30 days after the Owners deliver the Letter of Credit to the Lender. Provided that no Event of Default has occurred and is then continuing, at any time during the Term of this Agreement during which a Letter of Credit for Taxes is held by the Lender, the Owners may, upon notice to the Lender, elect to substitute for the Letter of Credit the Tax Escrow Funds, in which event the Owners

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

            shall deliver to the Lender, in cash, the amount of the Tax
            Escrow Funds which would have been required at the time of the substitution if the Owners had not elected to furnish the Letter of Credit and the Lender shall return the Letter of Credit to the Owners within 30 days after its receipt of the cash for the Tax Escrow Funds. Notwithstanding the foregoing, the Owners may not exercise their right to substitute a Letter of Credit for the Tax Escrow Funds or the Tax Escrow Funds for the Letter of Credit if the Owners have made a prior substitution under this Section during the 36 months preceding the proposed substitution. Any Letter of Credit delivered to the Lender in accordance with this subsection shall be a clean, irrevocable Letter of Credit, naming the Lender as beneficiary, in an amount equal to the maximum aggregate amount which, at any point in time during the 12 month period immediately succeeding the date on which the Letter of Credit is delivered, would have been required to have been on deposit in the Tax Escrow Funds (the "MAXIMUM ESCROW AMOUNT"), if Tax Escrow Funds had been maintained, as such amount is determined by the Lender. The Letter of Credit must be issued by an issuer (the "ISSUER") that meets the Lender's requirements for ratings of issuers of acceptable Letters of Credit as set forth in the DUS Guide, must comply with all other requirements for letters of credit contained in the DUS Guide and must be a so-called "evergreen" letter of credit which does not expire unless the Issuer gives the Lender at least 30 days' advance written notice of the expiration.
            (The term "LETTER OF CREDIT" shall mean the letter of credit delivered to the Lender pursuant to this paragraph (b), any replacement letter of credit, and any amendment or renewal of the letter of credit or the replacement letter of credit.)
            If the Owners at any time provide a confirming letter of credit, a replacement confirming letter of credit or an amendment or renewal of the confirming letter of credit or the replacement confirming letter of credit, then the term "Letter of Credit" shall also mean the confirming letter of credit as so amended, renewed or replaced.)

            SECTION 19.01(c) LETTER OF CREDIT AS ADDITIONAL COLLATERAL.
            The Borrower Parties agree that the Letter of Credit provides collateral for the Notes in addition to the lien of the Security Instruments on the Mortgaged Properties and, during the continuance of any Event of Default, the Lender shall be entitled to take any action permitted under this Agreement, in addition to pursuing any other remedy the Lender may have with respect to any other Collateral or secured property, including the Mortgaged Properties.

            SECTION 19.01(d) CONDITIONS FOR PROVIDING AND HOLDING LETTER OF CREDIT.

            SECTION 19.01(d)(1) PERIOD DURING WHICH THE OWNERS MUST PROVIDE LETTER OF CREDIT. Until the earliest of (i) payment in full of all sums secured by the Security Instruments and release by the Lender of the liens of the Security Instruments, or (ii) the date that the Lender fully draws on the Letter of Credit as permitted by this Agreement, the Owners shall renew, amend or replace the Letter of Credit in accordance with the terms of this Agreement, to ensure that the Letter of Credit remains in effect and does not expire.
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            SECTION  19.01(d)(2)  RETURN  OF  THE  LETTER  OF CREDIT OR THE
      PROCEEDS THEREOF. The Lender shall return the Letter of Credit, or the proceeds of any draws on such Letter of Credit (less all amounts which have been applied by the Lender pursuant to the terms of this
      Article XIX) to the Owners 10 days after the date on which the Lender releases the lien of all of the Security Instruments following payment in full of all amounts secured by the Security Instruments.

            SECTION 19.01(d)(3) APPLICATION FOR PREPAYMENT. If the proceeds of the Letter of Credit are applied to payment of a portion of the principal amount of the Notes, a prepayment premium attributable to such prepaid principal amount shall be due to the Lender to the extent, if any, provided in the Notes.

            SECTION 19.01(d)(4) ADJUSTMENT OF THE LETTER OF CREDIT. The Owners shall deliver to the Lender copies of the paid bills and notices of assessments for Taxes for the Mortgaged Properties within 15 days after the date on which the Taxes are due and payable. Promptly upon the Owners' receipt of each yearly bill of Taxes, the Owners shall deliver to the Lender an amendment or replacement of the Letter of Credit. In addition, not more than two times each calendar year, the Owners shall, promptly after receipt of notice from the Lender, deliver to the Lender an amendment or replacement of the Letter of Credit in the Maximum Escrow Amount for the then-current calendar year, as such yearly amount is reasonably estimated by the Lender on the basis of assessments and bills and reasonable estimates thereof.

            SECTION 19.01(e) RENEWAL OR REPLACEMENT OF LETTER OF CREDIT.

                  SECTION 19.01(e)(1)  RENEWAL OR REPLACEMENT.  At least 30
            days prior to the expiration date of the Letter of Credit, the Owners shall either (i) cause the Letter of Credit to be amended to extend its expiration date, or (ii) furnish a replacement Letter of Credit. In either case, the amended Letter of Credit or the replacement Letter of Credit must (A) be in compliance with the requirements for letters of credit under the DUS Guide, and be from an Issuer which meets the Lender's requirements for ratings of issuers of acceptable letters of credit as set forth in the DUS Guide, (B) have a term not less than one (1) year (unless a shorter term is approved in writing by the Lender), and (C) be in the amount of the outstanding Letter of Credit, amended to the extent required pursuant to paragraph (d)(4) above. The foregoing shall not affect the requirement that, notwithstanding the expiration date of the Letter of Credit, it will not expire until the Issuer has given the Lender at least 30 days' advance written notice.

                  SECTION   19.01(e)(2)   REVIEW   OF  RATING  OF   ISSUER;
            REPLACEMENT OF LETTER OF CREDIT. From time to time, the Lender shall review the rating of the Issuer of the then outstanding Letter of Credit. If the Lender notifies the Owners that at the time of any such review the issuing bank does not meet the

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            Lender's requirements  for  ratings  of  issuers  of acceptable letters of credit as set forth in the DUS Guide, the Owners shall replace the outstanding Letter of Credit with a Letter of Credit that complies with all of the requirements set forth in the DUS Guide, no later than 30 days after the Lender's notice to the Owners, unless the outstanding Letter of Credit would expire prior to such 30-day period, in which case the Owners shall provide the replacement Letter of Credit no later than five business days prior to the expiration date of the outstanding Letter of Credit.

                  SECTION 19.01(e)(3) DRAW ON LETTER  OF  CREDIT.   If  the
            Owners do not provide an amendment to, or replacement of, the Letter of Credit when required pursuant to paragraph (1) or (2) above, as the case may be, which amended or replacement Letter of Credit satisfies all of the requirements of paragraphs (1) and (2) above, the Lender shall draw the full amount of the Letter of Credit and hold and apply the proceeds as permitted hereunder and, in such event, no Event of Default shall be deemed to exist by virtue of the Borrower's failure to comply with said paragraphs (1) and (2).

            SECTION 19.01(f) DEFAULT UNDER THE LOAN DOCUMENTS.

                  SECTION 19.01(f)(1) REMEDIES.  During the continuance  of
            an Event of Default, the Lender shall be entitled, in its sole discretion, to:

                        (i) Draw on the Letter of Credit and hold the proceeds of the Letter of Credit as additional cash Collateral;

                        (ii) Draw on the Letter of  Credit and apply all or
                  any portion of the proceeds of the Letter of Credit to payment of the unpaid principal amount of the Notes and the prepayment premium, if any (calculated as provided in the Notes) on the principal amount prepaid; provided, however, that such application of proceeds shall not cure or be deemed to cure any default;

                        (iii) Draw on the Letter of Credit and apply all or
                  any portion of the proceeds of the Letter of Credit to reimburse the Lender for any losses or expenses (including legal fees) suffered or incurred by the Lender as a result of such default; and/or

                        (iv) Exercise all rights  and remedies available to
                  the Lender at law or in equity or under any of the Loan Documents (including this Section).

                  SECTION 19.01(f)(2) NO OBLIGATION TO APPLY PROCEEDS; NO CURE.
            Nothing in this Section shall obligate the Lender to apply all or any portion of the proceeds of the Letter of Credit to cure any default under the Loan Documents or to reduce the indebtedness evidenced by the Notes. No application of proceeds of the Letter of Credit by the Lender shall be deemed to cure any default.
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
            SECTION 19.01(g) PROCEEDS OF THE LETTER OF CREDIT.

            SECTION 19.01(g)(1) PROVIDING REPLACEMENT LETTER OF CREDIT AFTER A DRAW. Provided that the Owners are not otherwise in default under any of the Loan Documents (including the Security Instruments), after the Lender has drawn on the Letter of Credit, but prior to application of proceeds, the Lender may, but is not obligated to, permit the Owners to provide a replacement Letter of Credit that complies with all the requirements set forth in the DUS Guide, in which case the Lender shall return the proceeds of the draw to the Owners, less the Lender's costs and expenses (including attorneys' fees and expenses and allocable costs for time spent by officers, employees, contractors and agents of the Lender).

            SECTION 19.01(g)(2) PROCEEDS HELD IN TAX ESCROW FUNDS ACCOUNT(S). If the Lender draws on the Letter of Credit and holds the proceeds under the Security Instruments, such funds shall be held by the Lender in the Tax Escrow Funds account(s).

            SECTION 19.01(g)(3) NO OBLIGATION TO DRAW OR TO APPLY PROCEEDS. The Lender shall not be obligated to draw on the Letter of Credit upon any default under any of the Loan Documents or apply the proceeds of any draw on the Letter of Credit to cure a default under the Loan Documents. The Lender may hold the Letter of Credit or the proceeds of any Letter of Credit until the date for return as determined pursuant to paragraph (d)(2), or apply all or any portion of the proceeds as permitted by this Agreement or any of the Loan Documents and hold any remaining proceeds until the date for return determined under paragraph (d)(2).

      SECTION 19.02. REPLACEMENT RESERVES. Each Owner shall execute a Replacement Reserve Agreement for the Mortgaged Properties which it owns and shall (unless waived by the Lender) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.


                            ARTICLE XX

                   LIMITS ON PERSONAL LIABILITY

      SECTION 20.01     LIMITS ON PERSONAL LIABILITY.

            SECTION 20.01(a) LIMITS ON PERSONAL LIABILITY. Except as otherwise provided in this Article, no Borrower Party shall have any personal liability under this Agreement, the Notes, the Security Instrument or any other Loan Document for the performance of any

      Obligations of any Borrower Party under the Loan Documents, and the Lender's only recourse for the payment and performance of the Obligations shall be the Lender's exercise of its rights and remedies with respect to the Mortgaged Properties and any other Collateral held by the Lender as security for the Obligations. This limitation on the Borrower Parties' liability shall not limit or impair the Lender's enforcement of its rights against any guarantor of all or part of the Obligations, but, if such guarantor is a Borrower Party, such guarantor's liability shall also be limited to the extent set forth in this Article. Notwithstanding anything to the contrary in the foregoing, the Borrower shall be liable for all of the Obligations to the full extent of all of Borrower's assets, and the Lender shall be entitled to obtain a deficiency judgment against the Borrower in the full amount of the Obligations outstanding under the Credit Facility, and to foreclose the judgment lien for such judgment against all of the Borrower's assets.

            SECTION 20.01(b) EXCEPTIONS TO LIMITS ON PERSONAL LIABILITY. The Borrower Parties shall be personally liable to the Lender on a joint and several basis for the repayment of a portion of the Advances and other amounts due under the Loan Documents equal to any loss or damage suffered by the Lender as a result of (1) failure of any Owner of a Mortgaged Property to pay to the Lender upon demand after an Event of Default, all Rents to which the Lender is entitled under Section 3(a) of the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits collected by the Owner from tenants then in residence; (2) failure of any Owner of a Mortgaged Property to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument encumbering the Mortgaged Property; (3) failure of the Owner of a Mortgaged Property to comply with the last paragraph of Section 13.01(d) relating to the delivery of books and records, statements, schedules and reports, if an Event of Default has occurred under
      Section 16.01(d) as a result of such failure; (4) fraud or written material misrepresentation by any Borrower Party or any officer, director, partner, member or employee of any Borrower Party in connection with the application for or creation of the Obligations or any request for any action or consent by the Lender; (5) failure to apply Rents, first, to the payment of reasonable operating expenses and then to amounts ("DEBT SERVICE AMOUNTS") payable under the Loan Documents (except that the Borrower Party will not be personally liable (i) to the extent that the Borrower Party lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents of a Mortgaged Property that are distributed in any calendar year if the Owner of the Mortgaged Property has paid all operating expenses and Debt Service Amounts for that calendar year);
      (6) any Owner's failure to deposit all Gross Revenues into a Pledgee Account (as defined in the Cash Management Agreement) in accordance with the Cash Management Agreement or (7) a breach of any of the Borrower's representations set forth in Section 12.01(v).

            SECTION 20.01(c) FULL RECOURSE. The Borrower Parties shall become personally liable to the Lender for the payment and performance of all Obligations upon the occurrence of any of the following Events of Default: (1) an Event of Default under Section

      16.01(f) that occurs as a result of Borrower's or the Subsidiary Owner's (a) acquisition of any real or personal property other than the Mortgaged Properties and personal property related to the operation and maintenance of the Mortgaged Properties; (b) operation of any business other than the management and operation of the Mortgaged Properties; or (c) maintenance of its assets in a way difficult to segregate and identify; or (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument or
      Article XVI of this Agreement.

            SECTION 20.01(d) PERMITTED TRANSFER NOT RELEASE. No Transfer by any Borrower Party of its Ownership Interests in any other Borrower Party shall release the Borrower Party from liability under this Article, this Agreement or any other Loan Document, unless the Lender shall have approved the Transfer and shall have expressly released the Borrower Party in connection with the Transfer.

            SECTION 20.01(e) MISCELLANEOUS. To the extent that a Borrower Party has personal liability under this Section, the Lender may exercise its rights against the Borrower Party personally without regard to whether the Lender has exercised any rights against the Mortgaged Properties or any other security, or pursued any rights against any guarantor, or pursued any other rights available to the Lender under the Loan Documents or applicable law. For purposes of this Article, the term "MORTGAGED PROPERTIES" shall not include any funds that (1) have been applied by any Borrower Party as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or (2) are owned by a Borrower Party and which the Borrower Party was unable to apply as required or permitted by the Loan Documents because of a bankruptcy, receivership, or similar judicial proceeding.


                            ARTICLE XXI

                     MISCELLANEOUS PROVISIONS

      SECTION 21.01. COUNTERPARTS. To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

      SECTION 21.02. AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

      SECTION 21.03.   PAYMENT OF COSTS, FEES AND EXPENSES.

            (a) The Borrower shall pay on demand all costs, expenses and fees of the Lender pursuant to this Agreement and any of the Loan Documents, including the fees and expenses of counsel to the Lender with respect to defending or participating in any litigation arising from the administration or enforcement of this Agreement or any of the Loan Documents. Any such fees and expenses of counsel incurred in enforcing a judgment under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such counsels' fees and expenses obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

            (b) The Borrower shall pay on demand all expenses incurred by the Lender in connection with the preparation and review of this Agreement, the REIT's Registration Statement, or similar disclosure documents, any tax or governmental charge imposed in connection with the issuance of the Notes and the fees and expenses of the Lender's counsel and accountants in connection with any of the foregoing. The foregoing shall also include fees and expenses relating to any (i) amendments, consents or waivers to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into) or (ii) requests to evaluate any substitute or additional Collateral or the release of any Collateral.

      SECTION 21.04. PAYMENT PROCEDURE. All payments to be made to the Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by the Lender before 1:00 p.m. (Washington, D.C. time) on the date when due.

      SECTION 21.05. PAYMENTS ON BUSINESS DAYS. In any case in which the date of payment to the Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

      SECTION 21.06. CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS OF, AND RIGHTS AND OBLIGATIONS OF EACH BORROWER PARTY UNDER, THE NOTES AND THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF VIRGINIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF

LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO (1) THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, (2) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS IN PERSONAL PROPERTY (OTHER THAN DEPOSIT ACCOUNTS), WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE VIRGINIA UNIFORM COMMERCIAL CODE AND
(3) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS IN DEPOSIT ACCOUNTS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE DEPOSIT ACCOUNT IS LOCATED. THE BORROWER PARTIES AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN VIRGINIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN VIRGINIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. EACH BORROWER PARTY IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST THE BORROWER PARTIES, AND AGAINST THE COLLATERAL, IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF VIRGINIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWER PARTIES AND THE LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY THE BORROWER PARTIES TO PERSONAL JURISDICTION WITHIN VIRGINIA. EACH BORROWER PARTY (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, EACH BORROWER PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, THE LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THE BORROWER PARTY THAT THE LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY THE BORROWER PARTIES UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY THE BORROWER PARTIES' FREE WILL.

      SECTION 21.07. SEVERABILITY. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      SECTION 21.08.   NOTICES.

            SECTION 21.08(a) MANNER OF GIVING NOTICE. Each notice, direction, certificate or other communication hereunder (hereafter in this Section referred to collectively as "notices" and referred to singly as a "notice") which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if

                  (1) personally delivered  with  proof of delivery thereof
            (any notice so delivered shall be deemed to have been received at the time so delivered),

                  (2) sent by Federal Express (or other  similar  overnight
            courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier),

                  (3) sent  by  United States registered or certified mail,
            return receipt requested, postage prepaid, at a post office regularly maintained by the United States Postal Service (any notice so sent shall be deemed to have been received on the Business Day it is delivered), or

                  (4) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient's telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (1), (2) or (3) above within two Business Days) (any notice so delivered shall be deemed to have been received (i) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (ii) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day), addressed to the parties at their respective Notice Addresses.

            SECTION 21.08(b) CHANGE OF NOTICE ADDRESS. Any party may, by notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or telecopier or facsimile machine.

      SECTION 21.09.   FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

            SECTION 21.09(a) FURTHER ASSURANCES. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Lender or the Borrower Parties may request and as may be required in the opinion of the Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.

            SECTION 21.09(b) FURTHER DOCUMENTATION. Without limiting the generality of subsection (a), in the event any further documentation or information is required by the Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, the Borrower Parties shall provide, or cause to be provided to the Lender, at their cost and expense, such documentation or information. The Borrower Parties shall execute and deliver to the Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is required by the Lender.

            SECTION 21.09(c) COMPLIANCE WITH INVESTOR REQUIREMENTS. Without limiting the generality of subsection (a), the Borrower Parties shall do anything necessary to comply with the requirements of the Lender in order to enable the Lender to sell the MBS backed by an Advance.

      SECTION  21.10.    TERM  OF  THIS  AGREEMENT.   This  Agreement shall
continue in effect until the Base Facility Termination Date.

      SECTION 21.11. ASSIGNMENTS; THIRD-PARTY RIGHTS. No Borrower Party shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of the Lender. The Lender may assign its rights and obligations under this Agreement separately or together, without the Borrower Parties' consent, only to Fannie Mae, but may not delegate its obligations under this Agreement unless required to do so pursuant to
Section 18.04.

      SECTION 21.12. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 21.13. GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in Article I, Section
13.03 and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to "Articles," "Sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word "including" means "including, but not limited to."

      SECTION 21.14. INTERPRETATION. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.

      SECTION 21.15. STANDARDS FOR DECISIONS, ETC. If the Lender's approval is required for any matter hereunder, such approval may be granted or withheld in the Lender's sole and absolute discretion. If the Lender's designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in the Lender's sole and absolute discretion.

      SECTION 21.16. DECISIONS IN WRITING. Any approval, designation, determination, selection, action or decision of the Lender must be in writing to be effective.

      SECTION 21.17 JOINT AND SEVERAL LIABILITY. Each Borrower Party shall be jointly and severally liable for the payment and performance of each obligation of any Borrower Party arising under any of the Loan Documents, subject, however, to the limitations set forth in Article XX.
                                94
     [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                        BORROWER PARTIES

                        THE REIT:

                        HOME PROPERTIES OF NEW YORK, INC., a Maryland corporation

                        By:   /s/ Ann M. McCormick
                            -----------------------
                              Ann M. McCormick
                              Vice President



                        THE OPERATING PARTNERSHIP:

                        HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership

                        By: Home Properties of New York, Inc., a Maryland corporation, its sole General Partner


                              By:   /s/ Ann M. McCormick
                              --------------------------
                                   Ann M. McCormick
                                    Vice President



                        THE BORROWER:

                        HOME PROPERTIES WMF I, LLC, a New York limited liability company

                        By: Home Properties of New York, L.P., a New York limited partnership, its sole Member

                              By:   Home Properties of New York, Inc.,
                                    a Maryland corporation,
                                    its sole General Partner


                                    By:   /s/ Ann M. McCormick
                                         ---------------------
                                          Ann M. McCormick
                                          Vice President


                        THE SUBSIDIARY OWNER:

                        HOME   PROPERTIES  OF  NEW  YORK,  L.P.   AND   P-K
                        PARTNERSHIP DOING BUSINESS AS PATRICIA COURT AND KAREN COURT, a Pennsylvania general partnership

                        By: Home Properties of New York, L.P., a New York limited partnership, a General Partner

                              By:   Home Properties of New York, Inc.,
                                    a Maryland corporation,
                                    its sole General Partner

                                    By:   /s/ Ann M. McCormick
                                          ---------------------
                                          Ann M. McCormick
                                          Vice President







             [Signatures continued on following page]

            [Signatures continued from preceding page]


                        LENDER

                        WMF   WASHINGTON   MORTGAGE   CORP.,   A   DELAWARE
                        CORPORATION, FORMERLY KNOWN AS WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.


                        By:/s/ G. Scott Carter
                           -------------------
                              G. Scott Carter
                              Vice President